    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 2000
                    REGISTRATION NOS. 333-22931 AND 811-8282

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------


                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933        /X/
                           PRE-EFFECTIVE AMENDMENT NO.       / /
                         POST-EFFECTIVE AMENDMENT NO. 8      /X/


                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940    /X/
                                AMENDMENT NO. 18             /X/
                        (CHECK APPROPRIATE BOX OR BOXES)
                           -------------------------


                         LOOMIS SAYLES INVESTMENT TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     ONE FINANCIAL CENTER, BOSTON, MA 02111
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 482-2450

         NAME AND ADDRESS
         OF AGENT FOR SERVICE                        COPY TO

         SHEILA M. BARRY, ESQ.                       TRUMAN S. CASNER, ESQ.
         LOOMIS, SAYLES & COMPANY, L.P.              ROPES & GRAY
         ONE FINANCIAL CENTER                        ONE INTERNATIONAL PLACE
         BOSTON, MA  02111                           BOSTON, MA  02110


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

/ /      IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485

/x/      ON FEBRUARY 1, 2000 PURSUANT TO PARAGRAPH (B)

/ /      60 DAYS AFTER FILING PURSUANT TO PARAGRAPH(A)(1)

/ /      ON _____________ PURSUANT TO PARAGRAPH (A)(1)

/ /      75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

/ /      ON _____________ PURSUANT TO PARAGRAPH (A)(2)

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                           --------------------------

LOGO


LOOMIS SAYLES INVESTMENT TRUST                               PROSPECTUS
                                                             FEBRUARY 1, 2000

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND



     Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.


     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY.......................................................1
     General Information..................................................1
     Loomis Sayles California Tax-Free Income Fund........................2
     Summary of Principal Risks...........................................5

EXPENSES OF THE FUND......................................................8

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
     AND RISK CONSIDERATIONS..............................................9

MANAGEMENT...............................................................13
     Investment Adviser..................................................13
     Portfolio Managers..................................................13

GENERAL INFORMATION......................................................14
     Pricing.............................................................14
     How to Purchase Shares..............................................14
     How to Redeem Shares................................................15
     Dividends and Distributions.........................................16
     Tax Consequences....................................................17

FINANCIAL HIGHLIGHTS.....................................................19

APPENDIX A...............................................................21

                               RISK/RETURN SUMMARY

GENERAL INFORMATION

     Loomis Sayles Investment Trust is a group of nine mutual funds. This Prospectus describes the Loomis Sayles California Tax-Free Income Fund.

     The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

     This Risk/Return summary describes the Fund's objective, principal investment strategies, principal risks, and performance. The summary includes a short discussion of some of the principal risks of investing in the Fund. A further discussion of these and other principal risks begins after this summary.

     A more detailed description of the Fund, including some of the additional risks associated with investing in the Fund, can be found further back in this Prospectus after the Summary of Principal Risks. Please be sure to read this additional information before you invest.

     The Risk/Return summary includes a bar chart showing the Fund's annual returns and a table showing the Fund's average annual returns. The bar chart and table provide an indication of the historical risk of an investment in the Fund by showing:

         - how the Fund's performance varied from year to year over the life of the Fund; and
         - how the Fund's average annual returns for one year and over the life of the Fund compared to those of a broad-based securities market index.

     The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

     You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is to achieve as high a level of current income exempt from both federal income tax and California personal income tax as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund generally invests substantially all of its assets in investment grade fixed income securities the income from which, in the opinion of issuer's counsel at the time of issuance, is exempt from federal income tax and California personal income tax ("tax-exempt securities"). It is a fundamental policy of the Fund that, during periods of normal market conditions, at least 80% of its assets will be invested in tax-exempt securities. The Fund may invest in fixed income securities of any maturity.

     In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

     Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

     The Fund also may invest in U.S. Government securities, fixed income securities, mortgage-backed securities, zero coupon securities, when-issued securities, repurchase agreements, and Rule 144A securities.

PRINCIPAL RISKS. Among the principal risks of investing in the Fund are the following:

- State risk (the risk that the value of the Fund's investments will fall as a result of adverse changes in the California economy or in the ability of issuers of California tax-exempt securities to meet their obligations);
- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- tax risk (the risk that some or all of the interest the Fund receives might be or become taxable); and

- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART. The following bar chart shows year-to-year changes in the performance of the Fund.


[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


        1996*   1997*   1998    1999
        0.041   0.073   0.058   -0.004

     * The Fund was registered under the Investment Company Act of 1940 and commenced operations on June 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

     The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 2.9% (third quarter, 1998), and the Fund's worst quarter was down 1.3% (second quarter, 1999).

PERFORMANCE TABLE. The following table compares the performance of the Fund to the Lehman Brothers Five Year Municipal Bond Index, an index that tracks the performance of municipal bonds. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


     Average Annual Total Return as of                        1 year         Since Inception
     December 31, 1999                                                          (6/1/95)*
     --------------------------------------------------- ----------------- -------------------
     Loomis Sayles California Tax-Free Income Fund            -0.4%               4.7%
     Lehman Brothers Five Year Municipal Bond Index            0.7%               4.9%


     * The Fund was registered under the Investment Company Act of 1940 and commenced operations on June 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

     The Fund's performance through December 31, 1999 benefited from Loomis Sayles' agreement to limit the Fund's expenses.

                           SUMMARY OF PRINCIPAL RISKS

     The value of your investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

STATE RISK

     Because the Fund will invest primarily in California tax-exempt securities, the Fund's value may be affected by factors pertaining to the California economy and other factors affecting the ability of issuers of California tax-exempt securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a fund that invests in securities of issuers located in a number of different states. The ability of California state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. An expanded discussion of risks associated with California tax-exempt securities is contained in the Statement of Additional Information.

INTEREST RATE RISK

     This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline.

     Interest rate risk may be compounded for the Fund since it invests in mortgage-backed securities. The value of mortgage-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-backed securities tend to lengthen, and their value decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Fund must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

     The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities.

CREDIT RISK

     This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

MARKET RISK

     This is the risk that the value of the Fund's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.


LEVERAGING RISK

     When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Fund may create leverage by using investments such as repurchase agreements or by borrowing money, the Fund faces this risk.

LIQUIDITY RISK

     Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.


MANAGEMENT RISK

     Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

TAX RISK

     The Fund is subject to the risk that some or all of the interest it receives might become taxable by law or be determined by the Internal Revenue Service or the California state tax authority to be taxable. In this event, the value of the Fund's investments would likely fall, and some or all of the income distributions paid by the Fund might become taxable. In addition, some or all of the income distributions paid by the Fund may be subject to Federal alternative minimum income tax.

                              EXPENSES OF THE FUND

     The following table presents the expenses that you would pay if you buy and hold shares of the Fund.

     The Fund does not impose a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


------------------------------------------------------------------------------------------------------------------------
Fund                           Management   Distribution       Other       Total Annual          Fee              Net
                                  Fees      (12b-1) Fees     Expenses     Fund Operating       Waiver/        Expenses*
                                                                            Expenses      Reimbursement*
------------------------------------------------------------------------------------------------------------------------
Loomis Sayles California          .50%          none           .69%           1.19%              .54%            .65%
Tax-Free Income Fund
------------------------------------------------------------------------------------------------------------------------

* Reflects Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2001.

                                     EXAMPLE

     The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


---------------------------------------------------------------------------------------------------------
Fund                                              1 year*     3 years*      5 years*         10 years*
---------------------------------------------------------------------------------------------------------
Loomis Sayles California Tax-Free                  $66         $324            $602            $1,395
Income
Fund
---------------------------------------------------------------------------------------------------------

     * Expenses shown for the Fund include the fee waiver/reimbursement for the first year of each period.

                  MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
                             AND RISK CONSIDERATIONS

     This section provides more information on the Fund's investments and risk considerations. Except for the Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of the Fund may be changed without a vote of the Fund's shareholders.

     Except where specifically noted elsewhere in this Prospectus, the Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Fund, while others are secondary investment strategies for the Fund.

TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

FIXED INCOME SECURITIES. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

     INVESTMENT GRADE FIXED INCOME SECURITIES. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

     LOWER RATED FIXED INCOME SECURITIES. A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

          Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Achievement of the investment objective of a Fund investing in lower rated fixed income securities may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

     For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES. U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

     Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

     Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

     In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

ZERO COUPON SECURITIES. Zero coupon securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. If the Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

WHEN-ISSUED SECURITIES. A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

RULE 144A SECURITIES. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Investment Trust's trustees, that a particular issue of Rule 144A securities is liquid.

                                   MANAGEMENT

                               INVESTMENT ADVISER

     The Board of Trustees of Loomis Sayles Investment Trust oversees the Fund and supervises the Fund's investment adviser, Loomis, Sayles & Co., L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

     Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for the Fund and for managing the Fund's other affairs and business, including providing executive and other personnel for the management of the Fund.

     As previously described in the "Expenses of the Fund" section, the Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, at the annual rate of .50% of its average net assets for these services.

     Certain expenses incurred by the Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2001.

                               PORTFOLIO MANAGERS

     Kent P. Newmark, Vice President and Director of Loomis Sayles and Vice President of Loomis Sayles Investment Trust, and Robert K. Payne, Vice President of Loomis Sayles and of Loomis Sayles Investment Trust, have served as portfolio managers of the Fund since its inception in 1995. Each has been employed by Loomis Sayles for more than five years.

                               GENERAL INFORMATION

                                     PRICING

     The price of the Fund's shares is based on its net asset value ("NAV"). The NAV per share of the Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

     The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at fair value.

                             HOW TO PURCHASE SHARES

     You can buy shares of the Fund by submitting a completed application form and payment to Loomis Sayles Investment Trust at the following address:

     State Street Bank and Trust Company
     P.O. Box 1978
     Boston, MA  02105
     Attention: Loomis Sayles Investment Trust

     For an application form, or if you have questions, you may call Loomis Sayles at 888-226-9699.

     The Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order. State Street Bank and Trust Company generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange for your shares to be bought or sold at the Fund's NAV on that day.

     Shares of the Fund may be purchased by (1) cash, (2) exchanging securities acceptable to Loomis Sayles, or (3) a combination of such methods. The exchange of securities for shares of the Fund is subject to various restrictions, as described in the Statement of Additional Information.

     All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Fund will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. When you make an investment by check or by periodic account investment, to ensure that your investment has cleared, you will not be permitted to redeem that investment until it has been in your account for 15 days.

     After your account has been established, you may send subsequent investments directly to State Street Bank and Trust Company at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

     You also may wire subsequent investments by using the following wire instructions:

         State Street Bank and Trust Company
         Boston, MA  02101
         ABA No. 011000028
         DDA 4133-408-7
         Mutual Funds f/b/o Loomis Sayles Investment Trust
         (Name of Fund)
         (Your Name)
         (Your account number)

     Your bank may charge a fee for transmitting funds by wire.

     The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

     The minimum initial investment for the Fund is $500,000. Each subsequent investment must be at least $50,000. Loomis Sayles Investment Trust reserves the right to waive these minimums in its sole discretion.

                              HOW TO REDEEM SHARES

     You can redeem shares of the Fund any day the New York Stock Exchange is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.

     Your redemptions generally will be sent to you within seven days after your request is received in good order. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Fund reserves the right to redeem shares in kind.

     You may make redemptions from the Fund by sending a written request that includes the Fund's name, the exact name(s) in which the shares are registered, your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to State Street Bank and Trust Company at the following address:

     State Street Bank and Trust Company
     P.O. Box 1978
     Boston, MA  02105
     Attention: Loomis Sayles Investment Trust

     If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

     All owners of the shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity).


REDEMPTION BY THE FUND. If you own fewer shares than the minimum set by the Trustees, the Fund may redeem your shares and send you the proceeds.

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund pays any net investment income to shareholders as dividends monthly. The Fund also distributes all of its net realized capital gains after applying any capital loss carryovers. Any capital gains distributions normally are made annually in December, but may be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

     You may choose to:

-    Reinvest all distributions in additional shares.

-    Receive all distributions in cash.

     If you do not select an option when you open your account, all distributions will be reinvested.

                                TAX CONSEQUENCES

     If, at the end of each quarter of the Fund's taxable year, more than half of the value of the Fund's assets consist of California tax-exempt securities, the Fund will qualify to pay dividends that may be excluded from your gross income on your federal tax return and your California personal income tax return. If you receive social security or railroad retirement benefits, however, you may be subject to federal income tax (but not California personal income tax) on a portion of those benefits as a result of receiving tax-exempt income. Tax- exempt income also may be taken into account for the federal alternative minimum tax and for liability for California franchise or corporation income tax for corporate shareholders subject to such tax.

     The Fund may at times purchase California tax-exempt securities at a discount from the price at which they were originally issued. For federal income tax purposes and California personal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to you as such when it is distributed to you.

     If you incur or continue indebtedness to purchase or carry shares of the Fund, that portion of interest paid or accrued on such indebtedness that equals the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to you that is exempt-interest dividends, is not deductible for federal income tax purposes. Furthermore, none of that interest is deductible for California personal income tax purposes. In this situation, federal and state taxing authorities may consider the purchase of shares to have been made with borrowed funds, even though such funds are not directly traceable to the purchase of shares.


     Some of the Fund's investments may produce taxable income. Distributions of taxable income will be taxable to you as ordinary income, except that any distributions designated by the Fund as deriving from net gains on securities held for more than one year (capital gain dividends) will be taxable to you as long-term capital gains (generally at a 20% federal income tax rate for noncorporate shareholders), regardless of how long you have held your shares in the Fund. If such a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is taxable as described in this paragraph. This is called "buying a dividend" and should be avoided if possible.

     If at least 95% of the Fund's dividends are designated as exempt-interest dividends, federal backup withholding rules do not apply with respect to such dividends. See the Statement of Additional Information for more information on backup withholding and other tax rules.

     You should consult your tax adviser for more information on how an investment in the Fund affects your own tax situation.

                             FINANCIAL HIGHLIGHTS

     The financial highlights table below is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.


     This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are included in the Fund's annual report to shareholders, which is available free of charge by calling 888-226-9699.

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND


                                                                   Fiscal Year Ended
                                     -----------------------------------------------------------------------------
                                                                                                                    June 1** to
                                     Sept. 30, 1999   Sept. 30,1998*     Dec. 31, 1997         Dec. 31, 1996        Dec. 31, 1995
                                     --------------   --------------     --------------        --------------       -------------
Net asset value, beginning of period     $10.59            $10.41               $10.19               $10.23               $10.00
                                          ------            ------               ------               ------               ------
Income from investment operations --
    Net investment income (loss)           0.47              0.35                 0.47                 0.46                 0.26

    Net realized and unrealized gains     (0.41)             0.19                 0.25                (0.04)                0.23
    (losses) on investments               ------             ----                 ----                ------                ----

       Total from investment               0.06              0.54                 0.72                 0.42                 0.49
       operations                          ----              ----                 ----                 ----                 ----

Less distributions --
    Dividends from net investment         (0.47)            (0.36)               (0.47)               (0.45)               (0.26)
    income
    Distributions from net realized        0.00              0.00                (0.03)               (0.01)                0.00
    capital gains                          ----              ----                ------               ------                ----

       Total distributions                (0.47)            (0.36)               (0.50)               (0.46)               (0.26)
                                          ------            ------               ------               ------               ------
Net asset value, end of period           $10.18            $10.59               $10.41               $10.19               $10.23
                                          ======            ======               ======               ======               ======
Total return (%)***                        0.6               5.3+                 7.3                   4.1                 4.9+
Net assets, end of period (000)          $18,672           $19,618              $16,822              $13,460               $7,880
Ratio of operating expenses to average     0.65              0.65++               0.65                 0.65                0.65++
net assets (%)****
Ratio of net investment income (loss)      4.50              4.55++               4.62                 4.58                 5.30++
to average net assets (%)
Portfolio turnover rate (%)                 14                12+                  24                   18                   18+
Without giving effect to the expense
limitations:
       Ratio of expenses to average        1.19              1.33++               1.41                 1.26                 1.62++
       net assets would have been
       (%)
       Net investment income (loss)        0.41              0.30                 0.39                 0.40                 0.22
       per share would have been ($)


* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**   Commencement of operations on June 1, 1995.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.

                                   APPENDIX A

                     DESCRIPTION OF BOND RATINGS ASSIGNED BY
                              STANDARD & POOR'S AND
                         MOODY'S INVESTORS SERVICE, INC.

                                STANDARD & POOR'S

                                       AAA

     An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                                       AA

     An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                                        A

     An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                                       BBB

     An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                                       BB

     An obligation rated 'BB' is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                                        B

     An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                                       CCC

     An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                                       CC

     An obligation rated 'CC' is currently highly vulnerable to nonpayment.

                                        C

     A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

                                        D

     An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                       r

     This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                      N.R.

     This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                         MOODY'S INVESTORS SERVICE, INC.

                                       Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

     Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

                                        A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                                       Baa

     Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

     Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                                [back cover page]

FOR MORE INFORMATION ABOUT THE FUND:

     The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Fund. The SAI and the auditor's report and financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

     In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     You may get free copies of these materials, request other information about the Fund and other Loomis Sayles Investment Trust Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 888-226-9699.

     You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Fund, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Fund's file number, which is listed at the bottom of this page.


                         Loomis Sayles Investment Trust
                              One Financial Center
                                Boston, MA 02111
                                  888-226-9699
                              www.loomissayles.com







                                File No. 811-8282

LOGO


LOOMIS SAYLES INVESTMENT TRUST                              PROSPECTUS

                                                            FEBRUARY 1, 2000

LOOMIS SAYLES PROVIDENT FUND



     Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.


     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY........................................................1
     General Information...................................................1
     Loomis Sayles Provident Fund..........................................2
     Summary of Principal Risks............................................5

EXPENSES OF THE FUND.......................................................7

MORE INFORMATION ABOUT THE FUND'S
     INVESTMENTS AND RISK CONSIDERATIONS...................................8

MANAGEMENT................................................................12
     Investment Adviser...................................................12
     Portfolio Manager....................................................12

GENERAL INFORMATION.......................................................13
     Pricing..............................................................13
     How to Purchase Shares...............................................13
     How to Redeem Shares.................................................14
     Dividends and Distributions..........................................15
     Tax Consequences.....................................................16

FINANCIAL HIGHLIGHTS......................................................17


                               RISK/RETURN SUMMARY


GENERAL INFORMATION

         Loomis Sayles Investment Trust is a group of nine mutual funds. This Prospectus describes the Loomis Sayles Provident Fund.

         The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

         This Risk/Return summary describes the Fund's objective, principal investment strategies, principal risks, and performance. The summary for the Fund includes a short discussion of some of the principal risks of investing in the Fund. A further discussion of these and other principal risks begins after this summary.

         A more detailed description of the Fund, including some of the additional risks associated with investing in the Fund, can be found further back in this Prospectus after the Summary of Principal Risks. Please be sure to read this additional information before you invest.

         The Risk/Return summary includes a bar chart showing the Fund's annual returns and a table showing the Fund's average annual returns. The bar chart and table provide an indication of the historical risk of an investment in the Fund by showing:

         - how the Fund's performance varied from year to year over the life of the Fund; and
         - how the Fund's average annual returns for one year and over the life of the Fund compared to those of a broad-based securities market index.

         The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

         You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LOOMIS SAYLES PROVIDENT FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in common stocks or other equity securities. The Fund may invest in companies of any size.

         In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes will experience earnings growth rates that are above average and better than consensus earnings estimates over the next several years. In addition, Loomis Sayles may invest in areas that Loomis Sayles believes involve revitalized industries, restructured companies, and cyclically sensitive companies at the early stages of an economic advance.

         The Fund also may invest in U.S. Government securities, when-issued securities, convertible securities, zero coupon securities, real estate investment trusts, and Rule 144A securities.

PRINCIPAL RISKS. Among the principal risks of investing in the Fund are the following:

- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them);
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses); and
- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise).

BAR CHART. The following bar chart shows year-to-year changes in the performance of the Fund. Until May 27, 1999, the Fund's name was the Loomis Sayles Core Growth Fund.


[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


        1996*   1997*   1998    1999
        0.156   0.157   0.342   0.186

         * The Fund was registered under the Investment Company Act of 1940 and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

         The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 21.1% (fourth quarter, 1998), and the Fund's worst quarter was down 5.3% (third quarter, 1998).

PERFORMANCE TABLE. The following table compares the performance of the Fund to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


         ------------------------------------------------------------------------------------
         Average Annual Total Return as of                     1 year        Since Inception
         December 31, 1999                                                     (10/1/95)*
         ----------------------------------------------- ----------------- ------------------
         Loomis Sayles Provident Fund                          18.6%             19.6%
         ----------------------------------------------- ----------------- ------------------
         Standard & Poor's 500 Index                           21.0%             26.4%(1)
         ------------------------------------------------------------------------------------

         * The Fund was registered under the Investment Company Act of 1940 and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

         The Fund's performance through December 31, 1999 benefited from Loomis Sayles' agreement to limit the Fund's expenses.







---------

(1) Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

                           SUMMARY OF PRINCIPAL RISKS

         The value of your investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

MARKET RISK

         This is the risk that the value of the Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

LEVERAGING RISK

         If the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Fund may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, the Fund faces this risk.

DERIVATIVES RISK

         The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. A Fund that uses derivatives also faces additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK

         Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.


MANAGEMENT RISK

         Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

INTEREST RATE RISK

         This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline.

         The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities.

CREDIT RISK

         This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund may be subject to credit risk to the extent that it invests in fixed income securities or over-the-counter transactions.

                              EXPENSES OF THE FUND

         The following table presents the expenses that you would pay if you buy and hold shares of the Fund.

         The Fund does not impose a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


-----------------------------------------------------------------------------------------------------------------------
Fund                           Management   Distribution       Other       Total Annual          Fee             Net
                                  Fees      (12b-1) Fees     Expenses     Fund Operating       Waiver/        Expenses*
                                                                             Expenses      Reimbursement*
------------------------------ ------------ ---------------- ------------ ---------------- ------------------ ---------
Loomis Sayles Provident Fund       .50%         none            .50%           1.00%            .35%             .65%
-----------------------------------------------------------------------------------------------------------------------

* Reflects Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2001.

                                     EXAMPLE

         The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


---------------------------------------------------------------------------------------------------------
Fund                                              1 year*     3 years*       5 years*    10 years*
------------------------------------------------- ----------- -------------- ----------- ----------------
Loomis Sayles Provident Fund                       $66          $284           $518          $1,193
---------------------------------------------------------------------------------------------------------

         * Expenses shown for the Fund include the fee waiver/reimbursement for the first year of each period.

                        MORE INFORMATION ABOUT THE FUND'S
                       INVESTMENTS AND RISK CONSIDERATIONS

         This section provides more information on the Fund's investments and risk considerations. Except for the Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of the Fund may be changed without a vote of the Fund's shareholders.

         Except where specifically noted elsewhere in this Prospectus, the Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Fund, while others are secondary investment strategies for the Fund.

TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

COMMON STOCKS AND OTHER EQUITY SECURITIES. Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

         GROWTH STOCKS. Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Fund generally invests a significant portion of its assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

         VALUE STOCKS. Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. In addition to investing in growth stocks, the Fund may invest a significant portion of its assets in value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

FIXED INCOME SECURITIES. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES. U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

         Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

         Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

         In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities.
These investment instruments may be highly volatile.

ZERO COUPON SECURITIES. Zero coupon securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund that invests in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

WHEN-ISSUED SECURITIES. A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES. Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. The Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction.

RULE 144A SECURITIES. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Investment Trust's trustees, that a particular issue of Rule 144A securities is liquid.

                                   MANAGEMENT

                               INVESTMENT ADVISER

         The Board of Trustees of Loomis Sayles Investment Trust oversees the Fund and supervises the Fund's investment adviser, Loomis, Sayles & Co., L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

         Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for the Fund and for managing the Fund's other affairs and business, including providing executive and other personnel for the management of the Fund.

         As previously described in the "Expenses of the Fund" section, the Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, at the annual rate of .50% of its average net assets for these services.

         Certain expenses incurred by the Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2001.


                                PORTFOLIO MANAGER

         Quentin P. Faulkner, Vice President of Loomis Sayles and of Loomis Sayles Investment Trust, has served as portfolio manager of the Fund since its inception in 1995. Mr. Faulkner has been employed by Loomis Sayles for more than five years.

                               GENERAL INFORMATION

                                     PRICING

         The price of the Fund's shares is based on its net asset value ("NAV"). The NAV per share of the Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

         The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at fair value.

                             HOW TO PURCHASE SHARES

         You can buy shares of the Fund by submitting a completed application form and payment to State Street Bank and Trust Company at the following address:

         State Street Bank and Trust Company
         P.O. Box 1978
         Boston, MA  02105
         Attention: Loomis Sayles Investment Trust

         For an application form, or if you have questions, you may call Loomis Sayles at 888-226-9699.

         The Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order. State Street Bank and Trust Company generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange for your shares to be bought or sold at the Fund's NAV on that day.

         Shares of the Fund may be purchased by (1) cash, (2) exchanging securities acceptable to Loomis Sayles, or (3) a combination of such methods. The exchange of securities for shares of the Fund is subject to various restrictions, as described in the Statement of Additional Information.

         All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Fund will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. When you make an investment by check or by periodic account investment, to ensure that your investment has cleared, you will not be permitted to redeem that investment until it has been in your account for 15 days.

         After your account has been established, you may send subsequent investments directly to State Street Bank and Trust Company at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

         You also may wire subsequent investments by using the following wire instructions:

                  State Street Bank and Trust Company
                  Boston, MA  02101
                  ABA No. 011000028
                  DDA 4133-408-7
                  Mutual Funds f/b/o Loomis Sayles Investment Trust
                  (Name of Fund)
                  (Your Name)
                  (Your account number)

         Your bank may charge a fee for transmitting funds by wire.

         The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

         The minimum initial investment for the Fund is $2,500,000. Each subsequent investment must be at least $50,000. Loomis Sayles Investment Trust reserves the right to waive these minimums in its sole discretion.

                                   HOW TO REDEEM SHARES

         You can redeem shares of the Fund any day the New York Stock Exchange is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.

         Your redemptions generally will be sent to you within seven days after your request is received in good order. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Fund reserves the right to redeem shares in kind.

         You may make redemptions from the Fund by sending a written request that includes the Fund's name, the exact name(s) in which the shares are registered, your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to State Street Bank and Trust Company at the following address:

         State Street Bank and Trust Company
         P.O. Box 1978
         Boston, MA  02105
         Attention: Loomis Sayles Investment Trust

         If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

         All owners of the shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity).


REDEMPTION BY THE FUND. If you own fewer shares than the minimum set by the Trustees, the Fund may redeem your shares and send you the proceeds.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund pays any net investment income to shareholders as dividends annually. The Fund also distributes all of its net realized capital gains after applying any capital loss carryovers. Any capital gains distributions normally are made annually in December, but may be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

         You may choose to:

-        Reinvest all distributions in additional shares.

-        Receive all distributions in cash.

         If you do not select an option when you open your account, all distributions will be reinvested.

                                TAX CONSEQUENCES

         Because the Fund is designed primarily for tax-exempt investors, such as pension plans, endowments, and foundations, the Fund is not managed with a view to reducing taxes. For federal income tax purposes, if the shareholder is subject to tax, distributions of investment income from the Fund are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of short-term capital gains, which result from the sale of securities that the Fund had held for one year or less, are taxable as ordinary income. Properly designated distributions of long-term capital gains, which result from the sale of securities that the Fund had held for more than one year, are taxable as long-term capital gains (generally at a 20% federal income tax rate for non-corporate shareholders).

         Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

         In addition to income tax on the Fund's distributions, any gain that results if you sell or exchange your shares generally is subject to income tax. You should consult your tax adviser for more information on how an investment in the Fund affects your own tax situation.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table below is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.


         This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are included in the Fund's annual report to shareholders, which is available free of charge by calling 888-226-9699.

LOOMIS SAYLES PROVIDENT FUND


                                                                            Fiscal Year Ended
                                                  --------------------------------------------------------------------
                                                                                                                        Oct. 1** to
                                                   Sept. 30, 1999   Sept. 30, 1998*     Dec. 31, 1997   Dec. 31, 1996  Dec. 31, 1995
                                                   --------------   --------------      -------------   -------------  -------------
Net asset value, beginning of period                $13.59            $12.26            $11.48           $10.02            $10.00
                                                    ------            ------            ------           ------            ------
Income from investment operations --
    Net investment income (loss)                     0.04              0.10              0.10             0.10              0.02
    Net realized and unrealized gains (losses)       3.87              1.23              1.68             1.47              0.02
    on investments                                   ----              ----              ----             ----              ----

        Total from investment operations             3.91              1.33              1.78             1.57              0.04
                                                     ----              ----              ----             ----              ----
Less distributions --
    Dividends from net investment income            (0.10)             0.00             (0.10)           (0.11)            (0.02)
    Distributions from net realized capital gains   (3.94)             0.00             (0.90)            0.00              0.00
                                                    ------             ----             ------            ----              ----
        Total distributions                         (4.04)             0.00             (1.00)           (0.11)            (0.02)
                                                    ------             ----             ------           ------            ------
Net asset value, end of period                      $13.46            $13.59            $12.26           $11.48            $10.02
                                                    ------            ------            ------           ------            ------
                                                    ------            ------            ------           ------            ------
Total return (%)***                                 31.7              10.9+              15.7             15.6              0.4+
Net assets, end of period (000)                    $21,886           $20,910           $38,544          $21,906            $7,609
Ratio of operating expenses to average net           0.65             0.65++             0.65             0.65             0.65++
assets (%)****
Ratio of net investment income (loss) to             0.30             0.74++             0.87             1.10             1.36++
average net assets (%)
Portfolio turnover rate (%)                          250               96+               109               97               22+
Without giving effect to the expense limitations:
    Ratio of expenses to average net assets          1.00              1.03++            0.89             0.89             1.43++
    would have been (%)
    Net investment income (loss) per share          (0.01)             0.05              0.07             0.08              0.01
    would have been ($)

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**       Commencement of operations on October 1, 1995.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.
+        Periods less than one year are not annualized.
++       Annualized for periods less than one year.

                                [back cover page]

FOR MORE INFORMATION ABOUT THE FUND:

     The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Fund. The SAI and the auditor's report and financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

     In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     You may get free copies of these materials, request other information about the Fund and other Loomis Sayles Investment Trust Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 888-226-9699.


     You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Fund, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Fund's file number, which is listed at the bottom of this page.


                         Loomis Sayles Investment Trust
                              One Financial Center
                                Boston, MA 02111
                                  888-226-9699
                              www.loomissayles.com





                                File No. 811-8282

LOGO

LOOMIS SAYLES INVESTMENT TRUST                                PROSPECTUS

                                                              FEBRUARY 1, 2000

LOOMIS SAYLES CORE FIXED INCOME FUND

     Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.


     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                               TABLE OF CONTENTS

RISK/RETURN SUMMARY.........................................................1
     General Information....................................................1
     Loomis Sayles Core Fixed Income Fund...................................2
     Summary of Principal Risks.............................................5

EXPENSES OF THE FUND........................................................8

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
     AND RISK CONSIDERATIONS................................................9

MANAGEMENT.................................................................14
     Investment Adviser....................................................14
     Portfolio Managers....................................................14

GENERAL INFORMATION........................................................15
     Pricing...............................................................15
     How to Purchase Shares................................................15
     How to Redeem Shares..................................................17
     Dividends and Distributions...........................................17
     Tax Consequences......................................................18

FINANCIAL HIGHLIGHTS.......................................................19

APPENDIX A.................................................................21

                                        i

                               RISK/RETURN SUMMARY

GENERAL INFORMATION


         Loomis Sayles Investment Trust is a group of nine mutual funds. This Prospectus describes the Loomis Sayles Core Fixed Income Fund.

         The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

         This Risk/Return summary describes the Fund's objective, principal investment strategies, principal risks, and performance. The summary includes a short discussion of some of the principal risks of investing in the Fund. A further discussion of these and other principal risks begins after this summary.

         A more detailed description of the Fund, including some of the additional risks associated with investing in the Fund, can be found further back in this Prospectus after the Summary of Principal Risks. Please be sure to read this additional information before you invest.

         The Risk/Return summary includes a bar chart showing the Fund's annual returns and a table showing the Fund's average annual returns. The bar chart and table provide an indication of the historical risk of an investment in the Fund by showing:

         - how the Fund's performance varied from year to year over the life of the Fund; and
         - how the Fund's average annual returns for one year and over the life of the Fund compared to those of a broad-based securities market index.

         The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

         You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LOOMIS SAYLES CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund generally invests at least 90% of its assets in investment grade fixed income securities, although it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds"). The Fund may invest in fixed income securities of any maturity.

         In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

         Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

         Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).


         The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.


         The Fund also may invest in fixed income securities, U.S. Government securities, mortgage-backed securities, asset-backed securities, real estate investment trusts, collateralized mortgage obligations, and Rule 144A securities.

PRINCIPAL RISKS. Among the principal risks of investing in the Fund are the following:

- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART. The following bar chart shows year-to-year changes in the performance of the Fund.


[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]



        1997*   1998    1999
        0.092   0.083   -0.022


          * The Fund was registered under the Investment Company Act of 1940 and commenced operations on April 24, 1996. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

         The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 3.9% (third quarter, 1998), and the Fund's worst quarter was down 1.3% (second quarter, 1999).

PERFORMANCE TABLE. The following table compares the performance of the Fund to the Merrill Lynch Domestic Master Index, an index that tracks investment grade U.S. fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         --------------------------------------------------------------------------------------------
         Average Annual Total Return as of                        1 year          Since Inception
         December 31, 1999                                                           (4/24/96)*
         --------------------------------------------------- ----------------- ----------------------
         Loomis Sayles Core Fixed Income Fund                      -2.2%                5.5%
         --------------------------------------------------- ----------------- ----------------------
         Merrill Lynch Domestic Master Index                       -1.0%                6.4%(1)
         --------------------------------------------------------------------------------------------

         * The Fund was registered under the Investment Company Act of 1940 and commenced operations on April 24, 1996. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

         The Fund's performance through December 31, 1999 benefited from Loomis Sayles' agreement to limit the Fund's expenses.




--------

         (1)Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

                           SUMMARY OF PRINCIPAL RISKS

         The value of your investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

INTEREST RATE RISK

         This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline.

         Interest rate risk may be compounded for the Fund since it invests in mortgage-backed securities. The value of mortgage-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-backed securities tend to lengthen, and their value decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Fund must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

         The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities.

CREDIT RISK

         This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

MARKET RISK

         This is the risk that the value of the Fund's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.

FOREIGN RISK


         This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.


         The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund that invests in foreign securities could lose its entire investment.

CURRENCY RISK

         This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. The Fund is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK


         When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Fund may create leverage by using investments such as repurchase agreements or by borrowing money, the Fund faces this risk.


DERIVATIVES RISK

         Derivatives are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK


         Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.


MANAGEMENT RISK

         Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

                              EXPENSES OF THE FUND

         The following table presents the expenses that you would pay if you buy and hold shares of the Fund.

         The Fund does not impose a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


-----------------------------------------------------------------------------------------------------------------------
Fund                           Management   Distribution       Other       Total Annual          Fee             Net
                                  Fees      (12b-1) Fees     Expenses          Fund            Waiver/        Expenses**
                                                                            Operating      Reimbursement**
                                                                             Expenses
------------------------------ ------------ ---------------- ------------- --------------- ------------------ ---------
Loomis Sayles Core Fixed          .35%          none           .65%            1.00%             .50%             .50%
Income Fund*
-----------------------------------------------------------------------------------------------------------------------

* The expense information in this table has been restated to reflect current fees.
** Reflects Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2001.

                                     EXAMPLE

         The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


---------------------------------------------------------------------------------------------------------
Fund                                               1 year*      3 years*        5 years*        10 years*
-------------------------------------------------- ------------ --------------- --------------- ---------
Loomis Sayles Core Fixed Income Fund                $51          $269             $504            $1,179
---------------------------------------------------------------------------------------------------------

* Expenses shown for the Fund include the fee waiver/reimbursement for the first year of each period.

                  MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
                             AND RISK CONSIDERATIONS

         This section provides more information on the Fund's investments and risk considerations. Except for the Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of the Fund may be changed without a vote of the Fund's shareholders.

         Except where specifically noted elsewhere in this Prospectus, the Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Fund, while others are secondary investment strategies for the Fund.

TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

FIXED INCOME SECURITIES. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

         INVESTMENT GRADE FIXED INCOME SECURITIES. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

         LOWER RATED FIXED INCOME SECURITIES. A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

                  Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Achievement of the investment objective of a Fund investing in lower rated fixed income securities may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

         For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES. U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

         Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

         Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

         In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

ZERO COUPON SECURITIES. Zero coupon securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. If the Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

WHEN-ISSUED SECURITIES. A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

         The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS. A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund could lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES. Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction.

RULE 144A SECURITIES. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Investment Trust's trustees, that a particular issue of Rule 144A securities is liquid.

                                   MANAGEMENT

                               INVESTMENT ADVISER

         The Board of Trustees of Loomis Sayles Investment Trust oversees the Fund and supervises the Fund's investment adviser, Loomis, Sayles & Co., L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

         Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for the Fund and for managing the Fund's other affairs and business, including providing executive and other personnel for the management of the Fund.

         As previously described in the "Expenses of the Fund" section, the Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, at the annual rate of .35% of its average net assets for these services.

         Certain expenses incurred by the Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2001.

                               PORTFOLIO MANAGERS

         William F. Camp, Vice President of Loomis Sayles and of Loomis Sayles Investment Trust, has served as portfolio manager of the Fund since its inception in 1996. He has been employed by Loomis Sayles since 1995. Prior to 1995, he was a portfolio manager in the pension department for Kmart Corporation. Michael J. Millhouse, Executive Vice President and Director of Loomis Sayles, has served as portfolio manager of the Fund since 1999. He has been employed by Loomis Sayles for more than five years.

                               GENERAL INFORMATION

                                     PRICING

         The price of the Fund's shares is based on its net asset value ("NAV"). The NAV per share of the Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

         The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at fair value.

         The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these foreign investments may be valued at their fair value.

                             HOW TO PURCHASE SHARES

         You can buy shares of the Fund by submitting a completed application form and payment to State Street Bank and Trust Company at the following address:

         State Street Bank and Trust Company
         P.O. Box 1978
         Boston, MA  02105
         Attention: Loomis Sayles Investment Trust

         For an application form, or if you have questions, you may call Loomis Sayles at 888-226-9699.

         The Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order. State Street Bank and Trust Company generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange for your shares to be bought or sold at the Fund's NAV on that day.

         Shares of the Fund may be purchased by (1) cash, (2) exchanging securities acceptable to Loomis Sayles, or (3) a combination of such methods. The exchange of securities for shares of the Fund is subject to various restrictions, as described in the Statement of Additional Information.

         All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Fund will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. When you make an investment by check or by periodic account investment, to ensure that your investment has cleared, you will not be permitted to redeem that investment until it has been in your account for 15 days.

         After your account has been established, you may send subsequent investments directly to State Street Bank and Trust Company at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

         You also may wire subsequent investments by using the following wire instructions:

                  State Street Bank and Trust Company
                  Boston, MA  02101
                  ABA No. 011000028
                  DDA 4133-408-7
                  Mutual Funds f/b/o Loomis Sayles Investment Trust
                  (Name of Fund)
                  (Your Name)
                  (Your account number)

         Your bank may charge a fee for transmitting funds by wire.

         The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

         The minimum initial investment for the Fund is $1,000,000. Each subsequent investment must be at least $50,000. Loomis Sayles Investment Trust reserves the right to waive these minimums in its sole discretion.

                              HOW TO REDEEM SHARES

         You can redeem shares of the Fund any day the New York Stock Exchange is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.

         Your redemptions generally will be sent to you within seven days after your request is received in good order. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Fund reserves the right to redeem shares in kind.

         You may make redemptions from the Fund by sending a written request that includes the Fund's name, the exact name(s) in which the shares are registered, your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to State Street Bank and Trust Company at the following address:

         State Street Bank and Trust Company
         P.O. Box 1978
         Boston, MA  02105
         Attention: Loomis Sayles Investment Trust

         If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

         All owners of the shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity).


REDEMPTION BY THE FUND. If you own fewer shares than the minimum set by the Trustees, the Fund may redeem your shares and send you the proceeds.


                           DIVIDENDS AND DISTRIBUTIONS

         The Fund pays any net investment income to shareholders as dividends annually. The Fund also distributes all of its net realized capital gains after applying any capital loss carryovers. Any capital gains distributions normally are made annually in December, but may be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

         You may choose to:

-        Reinvest all distributions in additional shares.

-        Receive all distributions in cash.

         If you do not select an option when you open your account, all distributions will be reinvested.

                                TAX CONSEQUENCES

         Because the Fund is designed primarily for tax-exempt investors, such as pension plans, endowments, and foundations, the Fund is not managed with a view to reducing taxes. For federal income tax purposes, if the shareholder is subject to tax, distributions of investment income from the Fund are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of short-term capital gains, which result from the sale of securities that the Fund had held for one year or less, are taxable as ordinary income. Properly designated distributions of long-term capital gains, which result from the sale of securities that the Fund had held for more than one year, are taxable as long-term capital gains (generally at a 20% federal income tax rate for non-corporate shareholders).

         Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

         The Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's yield on those securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investment in foreign securities may increase or accelerate the Fund's recognition of income and may affect the timing or amount of the Fund's distributions.

         In addition to income tax on the Fund's distributions, any gain that results if you sell or exchange your shares generally is subject to income tax. You should consult your tax adviser for more information on how an investment in the Fund affects your own tax situation.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table below is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.


         This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are included in the Fund's annual report to shareholders, which is available free of charge by calling 888-226-9699.

LOOMIS SAYLES CORE FIXED INCOME FUND


                                                          Fiscal Year Ended
                                       ----------------------------------------------------------
                                                                                                     April 24** to
                                       Sept. 30, 1999      Sept. 30, 1998*      Dec. 31, 1997        Dec. 31, 1996
                                       --------------      ---------------      -------------        -------------
Net asset value, beginning of period       $11.49              $10.66              $10.14               $10.00
                                           ------              ------              ------               ------
Income from investment operations --

    Net investment income (loss)            0.61                0.50                0.39                 0.40

    Net realized and unrealized gains
    (losses) on investments                (0.76)               0.33                0.55                 0.13
                                           ------               ----                ----                 ----
       Total from investment               (0.15)               0.83                0.94                 0.53
       operations                          ------               ----                ----                 ----

Less distributions --

    Dividends from net investment          (0.64)               0.00               (0.39)               (0.39)
    income

    Distributions from net realized        (0.15)               0.00#              (0.03)                0.00
    capital gains                          ------               ----               ------                ----

       Total distributions                 (0.79)               0.00               (0.42)               (0.39)
                                           ------               ----               ------               ------

Net asset value, end of period             $10.55              $11.49              $10.66               $10.14
                                           ------              ------              ------               ------
                                           ------              ------              ------               ------

Total return (%)***                        (1.4)                7.8+                9.2                  5.3+

Net assets, end of period (000)           $22,584             $19,341             $16,110               $6,271

Ratio of operating expenses to average      0.65               0.65++               0.65                0.65++
net assets (%)****

Ratio of net investment income (loss) to    6.14               6.08++               6.34                6.21++
average net assets (%)

Portfolio turnover rate (%)                  29                 45+                  59                  34+

Without giving effect to the expense
limitations:
    Ratio of expenses to average net        1.15               1.27++               1.80                1.46++
    assets would have been (%)
    Net investment income (loss) per        0.56                0.45                0.32                 0.35
    share would have been ($)


* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.

**   Commencement of operations on April 24, 1996.

*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.

**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

+    Periods less than one year are not annualized.

++   Annualized for periods less than one year.

#    Amount is less than $0.01 per share.

                                   APPENDIX A

                     DESCRIPTION OF BOND RATINGS ASSIGNED BY
                              STANDARD & POOR'S AND

                         MOODY'S INVESTORS SERVICE, INC.

                                STANDARD & POOR'S

                                       AAA

         An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                                       AA

         An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                                        A

         An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                                       BBB

         An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                                       BB

         An obligation rated 'BB' is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                                        B

         An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                                       CCC

         An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                                       CC

         An obligation rated 'CC' is currently highly vulnerable to nonpayment.

                                        C

         A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

                                        D

         An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                        r

         This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                      N.R.

         This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                         MOODY'S INVESTORS SERVICE, INC.

                                       Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

         Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

                                        A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                                       Baa

         Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

         Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

         Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                                [back cover page]

FOR MORE INFORMATION ABOUT THE FUND:

     The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Fund. The SAI and the auditor's report and financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

     In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     You may get free copies of these materials, request other information about the Fund and other Loomis Sayles Investment Trust Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 888-226-9699.

     You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Fund, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Fund's file number, which is listed at the bottom of this page.

                         Loomis Sayles Investment Trust
                              One Financial Center
                                Boston, MA 02111
                                  888-226-9699
                              www.loomissayles.com




                                File No. 811-8282

LOGO


LOOMIS SAYLES INVESTMENT TRUST                                  PROSPECTUS

                                                                FEBRUARY 1, 2000

LOOMIS SAYLES FIXED INCOME FUND
LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND




     Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.


     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY............................................................1
     General Information.......................................................1
     Loomis Sayles Fixed Income Fund...........................................2
     Loomis Sayles High Yield Fixed Income Fund................................5
     Loomis Sayles Intermediate Duration Fixed Income Fund.....................9
     Loomis Sayles Investment Grade Fixed Income Fund.........................12
     Summary of Principal Risks...............................................15

EXPENSES OF THE FUNDS.........................................................19

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
 AND RISK CONSIDERATIONS......................................................21

MANAGEMENT....................................................................28
     Investment Adviser.......................................................28
     Portfolio Managers.......................................................28

GENERAL INFORMATION...........................................................30
     Pricing..................................................................30
     How to Purchase Shares...................................................30
     How to Redeem Shares.....................................................32
     Dividends and Distributions..............................................32
     Tax Consequences.........................................................33

FINANCIAL HIGHLIGHTS..........................................................35

APPENDIX A....................................................................40

                               RISK/RETURN SUMMARY

GENERAL INFORMATION

         Loomis Sayles Investment Trust is a group of nine mutual funds. This Prospectus describes the Loomis Sayles Fixed Income Fund, the Loomis Sayles High Yield Fixed Income Fund, the Loomis Sayles Intermediate Duration Fixed Income Fund, and the Loomis Sayles Investment Grade Fixed Income Fund.

         The following is a summary of certain key information about the Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this summary.

         This Risk/Return summary describes the Funds' objectives, principal investment strategies, principal risks, and performance. The summary for each Fund includes a short discussion of some of the principal risks of investing in each Fund. A further discussion of these and other principal risks begins after this summary.

         More detailed descriptions of the Funds, including some of the additional risks associated with investing in the Funds, can be found further back in this Prospectus after the Summary of Principal Risks. Please be sure to read this additional information before you invest.

         The Risk/Return summary includes bar charts showing each Fund's annual returns and tables showing each Fund's average annual returns. The bar charts and tables provide an indication of the historical risk of an investment in each Fund by showing:

          - how the Fund's performance varied from year to year over the life of the Fund; and

          - how the Fund's average annual returns for one year, five years, and over the life of the Fund compared to those of a broad-based securities market index.

         A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

         You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LOOMIS SAYLES FIXED INCOME FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in fixed income securities. The Fund may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

         In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

         Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

         Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).


         The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.


         The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, when-issued securities, real estate investment trusts, Rule 144A securities, and convertible securities.

PRINCIPAL RISKS. Among the principal risks of investing in the Fund are the following:

- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART. The following bar chart shows year-to-year changes in the performance of the Fund.


[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

         1996*    1997*    1998     1999
         0.098    0.134    0.037    0.038


         * The Fund was registered under the Investment Company Act of 1940 and commenced operations on January 17, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

         The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 5.8% (second quarter, 1997), and the Fund's worst quarter was down 4.4% (third quarter, 1998).

PERFORMANCE TABLE. The following table compares the performance of the Fund to the Lehman Brothers Government/Corporate Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


--------------------------------------------------------------------------------
Average Annual Total Return as of               1 year            Since
December 31, 1999                                                 Inception
                                                                  (1/17/95)*
--------------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund                   3.8%              11.4%
--------------------------------------------------------------------------------
Lehman Brothers Government/Corporate             -2.2%               7.3%(1)
Bond Index
--------------------------------------------------------------------------------

         * The Fund was registered under the Investment Company Act of 1940 and commenced operations on January 17, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

         The Fund's performance through December 31, 1999 benefited from Loomis Sayles' agreement to limit the Fund's expenses.






----------------------

        (1) Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in lower rated fixed income securities ("junk bonds"), although it may invest up to 20% of its assets in preferred stocks and up to 10% of its assets in common stocks. The Fund may invest in fixed income securities of any maturity.

         In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

         Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

         Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).


         The Fund may invest any portion of its assets in Canadian securities and up to 50% of its assets in other foreign securities, including emerging markets securities.

         The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, zero coupon securities, mortgage-backed securities, collateralized mortgage obligations, when-issued securities, real estate investment trusts, Rule 144A securities, and convertible securities.

PRINCIPAL RISKS. Among the principal risks of investing in the Fund are the following:

- credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
- derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

         Because the Fund invests in lower rated fixed income securities, your investment faces significantly more risk than other types of fixed income funds. For example, the Fund's returns may be more volatile than a fund that invests primarily in investment grade fixed income securities, such as the Loomis Sayles Investment Grade Fixed Income Fund.

BAR CHART. The following bar chart shows year-to-year changes in the performance of the Fund.


[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

         1997*     1998     1999
         0.088    -0.089    0.16

         * The Fund was registered under the Investment Company Act of 1940 and commenced operations on June 5, 1996. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

         The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 8.1% (third quarter, 1997), and the Fund's worst quarter was down 16.4% (third quarter, 1998).

PERFORMANCE TABLE. The following table compares the performance of the Fund to the Merrill Lynch High Yield Master Index, an index that tracks the performance of lower-rated fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


--------------------------------------------------------------------------------
Average Annual Total Return as of               1 year           Since
December 31, 1999                                                Inception
                                                                 (6/5/96)*
--------------------------------------------------------------------------------
Loomis Sayles High Yield Fixed Income Fund       16.0%              6.2%
--------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index             1.6%              7.4%(1)
--------------------------------------------------------------------------------

         * The Fund was registered under the Investment Company Act of 1940 and commenced operations on June 5, 1996. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

         The Fund's performance through December 31, 1999 benefited from Loomis Sayles' agreement to limit the Fund's expenses.

----------------------

        (1) Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is above-average total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in investment grade fixed income securities. The Fund's weighted average duration generally is two to five years.

         The Fund will purchase only investment grade fixed income securities. In the event that the credit rating of a security held by the Fund falls below investment grade (or, in the case of an unrated security, Loomis Sayles determines that the quality of such security has fallen below investment grade), the Fund will not be obligated to dispose of the security and may continue to hold the security if Loomis Sayles believes the investment is appropriate.

         In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

         Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

         Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).


         The Fund may invest any portion of its assets in Canadian securities and up to 20% of its assets in other foreign securities, including emerging markets securities.


         The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, zero coupon securities, mortgage-backed securities, asset-backed securities, real estate investment trusts, Rule 144A securities, and convertible securities.

PRINCIPAL RISKS. Among the principal risks of investing in the Fund are the following:

- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

         Interest rate risk generally is greater for funds that invest in fixed income securities with relatively long maturities, such as this Fund, than for funds that invest in fixed income securities with shorter maturities.

BAR CHART.  The following bar chart shows the annual performance of the Fund.

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

         1999
         0.033


         The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 1.4% (first quarter, 1999), and the Fund's worst quarter performance was 0.0% (second quarter, 1999).

PERFORMANCE TABLE. The following table compares the performance of the Fund to the Lehman Brothers Government/Corporate Intermediate Bond Index, an index that tracks the performance of government and corporate fixed income securities with an average maturity of one to ten years. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


--------------------------------------------------------------------------------
Average Annual Total Return as of               1 year             Since
December 31, 1999                                                Inception
                                                                 (1/28/98)
--------------------------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed         3.3%              3.4%
Income Fund
--------------------------------------------------------------------------------
Lehman Brothers Government/Corporate              0.4%             3.8%(1)
Intermediate Bond Index
--------------------------------------------------------------------------------


         The Fund's performance through December 31, 1999 benefited from Loomis Sayles' agreement to limit the Fund's expenses.

----------------------

        (1) Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is above-average total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in investment grade fixed income securities, although it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

         In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

         Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

         Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).


         The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities.


         The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, zero coupon securities, mortgage-backed securities, collateralized mortgage obligations, when-issued securities, real estate investment trusts, and Rule 144A securities.

PRINCIPAL RISKS. Among the principal risks of investing in the Fund are the following:

- interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

         Interest rate risk generally is greater for funds, such as this Fund, that invest in fixed income securities with relatively long maturities than for funds that invest in fixed income securities with shorter maturities.

BAR CHART. The following bar chart shows year-to-year changes in the performance of the Fund.


[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

         1995*     1996*    1997*   1998     1999
         0.303     0.109    0.106   0.033    0.025


         * The Fund was registered under the Investment Company Act of 1940 and commenced operations on July 1, 1994. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

         The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 9.9% (second quarter, 1995), and the Fund's worst quarter was down 3.7% (third quarter, 1998).

PERFORMANCE TABLE. The following table compares the performance of the Fund to the Lehman Brothers Government/Corporate Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


--------------------------------------------------------------------------------------------
Average Annual Total Return as of                     1 year      5 years         Since
December 31, 1999                                                                 Inception
                                                                                  (7/1/94)*
--------------------------------------------------------------------------------------------
Loomis Sayles Investment Grade Fixed Income Fund        2.5%        11.1%           10.0%
--------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index        -2.2%         7.6%            7.1%
--------------------------------------------------------------------------------------------

         * The Fund was registered under the Investment Company Act of 1940 and commenced operations on July 1, 1994. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

         The Fund's performance through December 31, 1999 benefited from Loomis Sayles' agreement to limit the Fund's expenses.

                           SUMMARY OF PRINCIPAL RISKS

         The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

INTEREST RATE RISK

         This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk affects each of the Funds. Increases in interest rates may cause the value of a Fund's investments to decline.

         Even funds that generally invest a significant portion of their assets in high quality fixed income securities, such as the Loomis Sayles Investment Grade Fixed Income Fund, are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower rated fixed income securities ("junk bonds") or comparable unrated securities, such as the Loomis Sayles High Yield Fixed Income Fund.

         Interest rate risk also is greater for funds that generally invest in fixed income securities with longer maturities, such as the Loomis Sayles Intermediate Duration Fixed Income Fund and the Loomis Sayles Investment Grade Fixed Income Fund, than for funds that invest in fixed income securities with shorter maturities.

         Interest rate risk is compounded for funds that invest a significant portion of their assets in mortgage-related or other asset-backed securities. Each of the Funds may invest in mortgage-related securities and in asset-backed securities. The value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

         The Funds also face increased interest rate risk when they invest in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

CREDIT RISK

         This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for funds that typically invest a significant portion of their assets in lower rated fixed income securities ("junk bonds"), such as the Loomis Sayles High Yield Fixed Income Fund. Lower rated fixed income securities generally have speculative elements or are predominately speculative credit risks.

         Funds, such as the Loomis Sayles High Yield Fixed Income Fund, that invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default) may be subject to greater credit risk because of these investments.

         Funds that invest a significant portion of their assets in foreign securities also are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

MARKET RISK

         This is the risk that the value of a Fund's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.

FOREIGN RISK


         This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.


         The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund that invests in foreign securities could lose its entire investment.

         Funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

CURRENCY RISK

         This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Each of the Funds is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK


         When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since each of the Funds may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, each Fund faces this risk.


DERIVATIVES RISK

         Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK


         Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

         Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

                              EXPENSES OF THE FUNDS

         The following table presents the expenses that you would pay if you buy and hold shares of a Fund.

         None of the Funds imposes a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


---------------------------------------------------------------------------------------------------------------------------
Fund                           Management    Distribution      Other        Total Annual          Fee              Net
                                  Fees       (12b-1) Fees     Expenses    Fund Operating       Waiver/        Expenses*
                                                                              Expenses      Reimbursement*
---------------------------------------------------------------------------------------------------------------------------
Loomis Sayles Fixed Income        .50%          none           .14%            .64%              none            .64%
Fund
---------------------------------------------------------------------------------------------------------------------------
Loomis Sayles High Yield          .60%          none           .55%           1.15%              .40%            .75%
Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------------
Loomis Sayles Intermediate        .40%          none           .78%           1.18%              .63%            .55%
Duration Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------------
Loomis Sayles Investment          .40%          none           .19%            .59%              .04%            .55%
Grade Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------------

* Reflects Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2001. The Loomis Sayles Fixed Income Fund currently is unaffected by this expense limitation.

                                     EXAMPLE

         The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

         This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


---------------------------------------------------------------------------------------------------------
Fund                                         1 year*    3 years     5 years      10 years
---------------------------------------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund                $65       $205         $357          $798
---------------------------------------------------------------------------------------------------------
Loomis Sayles High Yield Fixed                 $77       $326         $594        $1,362
Income Fund
---------------------------------------------------------------------------------------------------------
Loomis Sayles Intermediate Duration            $56       $312         $588        $1,376
Fixed Income Fund
---------------------------------------------------------------------------------------------------------
Loomis Sayles Investment Grade Fixed           $56       $185         $325          $734
Income Fund
---------------------------------------------------------------------------------------------------------

* Expenses shown for each Fund, except the Loomis Sayles Fixed Income Fund, include the fee waiver/reimbursement for the first year of each period.

                  MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
                             AND RISK CONSIDERATIONS

         This section provides more information on each Fund's investments and risk considerations. Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of each Fund may be changed without a vote of the Fund's shareholders.

         Except where specifically noted elsewhere in this Prospectus, each of the Funds may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes, each of the Funds may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

FIXED INCOME SECURITIES. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

         INVESTMENT GRADE FIXED INCOME SECURITIES. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

         LOWER RATED FIXED INCOME SECURITIES. A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time a Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

                  Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Achievement of the investment objective of a Fund investing in lower rated fixed income securities may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities, such as the Loomis Sayles Investment Grade Fixed Income Fund. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

         For more information about the ratings services' descriptions of the various rating categories, see Appendix A. A Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES. U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

         Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

         Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

         In addition to investing directly in U.S. Government securities, the Funds may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

COMMON STOCKS AND OTHER EQUITY SECURITIES. Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

ZERO COUPON SECURITIES. Zero coupon securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund that invests in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.


STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

         The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS. A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund could lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES. Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES. A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES. Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction.

RULE 144A SECURITIES. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Investment Trust's trustees, that a particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES. Securities of issuers organized or headquartered outside the United States are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

         A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

         Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and the Fund's income available for distribution.

         In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

         In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

                                   MANAGEMENT

                               INVESTMENT ADVISER

         The Board of Trustees of Loomis Sayles Investment Trust oversees each of the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Co., L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

         Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

         As previously described in the "Expenses of the Funds" section, each Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. During the past fiscal year, the Funds paid the fees shown in the following table to Loomis Sayles. These fees are expressed as a percentage of the Fund's average net assets:

--------------------------------------------------------------------------------
FUND                                                           MANAGEMENT FEE
--------------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund                                     .50%
--------------------------------------------------------------------------------
Loomis Sayles High Yield Fixed Income Fund                          .60%
--------------------------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed Income Fund               .40%
--------------------------------------------------------------------------------
Loomis Sayles Investment Grade Fixed Income Fund                    .40%
--------------------------------------------------------------------------------


         Certain expenses incurred by each Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2001.

                               PORTFOLIO MANAGERS

         The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Each of these portfolio managers has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES FIXED INCOME FUND. Daniel J. Fuss, Vice Chairman of Loomis Sayles and President of Loomis Sayles Investment Trust, has served as portfolio manager of the Fund since its inception in 1995.

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND. Daniel J. Fuss has served as portfolio manager of the Fund since its inception in 1996.

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND. Anthony J. Wilkins, Vice President of Loomis Sayles Investment Trust and Executive Vice President and Director of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1998.

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND. Daniel J. Fuss has served as portfolio manager of the Fund since its inception in 1994.

                               GENERAL INFORMATION

                                     PRICING

         The price of each Fund's shares is based on its net asset value ("NAV"). The NAV per share of each Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

         Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at fair value.

         Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these foreign investments may be valued at their fair value.

                             HOW TO PURCHASE SHARES

         You can buy shares of each Fund by submitting a completed application form and payment to State Street Bank and Trust Company at the following address:

         State Street Bank and Trust Company
         P.O. Box 1978
         Boston, MA  02105
         Attention: Loomis Sayles Investment Trust

         For an application form, or if you have questions, you may call Loomis Sayles at 888-226-9699.

         Each Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order. State Street Bank and Trust Company generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange for your shares to be bought or sold at the Fund's NAV on that day.

         Shares of each Fund may be purchased by (1) cash, (2) exchanging securities acceptable to Loomis Sayles, or (3) a combination of such methods. The exchange of securities for shares of the Fund is subject to various restrictions, as described in the Statement of Additional Information.

         All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Funds will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. When you make an investment by check or by periodic account investment, to ensure that your investment has cleared, you will not be permitted to redeem that investment until it has been in your account for 15 days.

         After your account has been established, you may send subsequent investments directly to State Street Bank and Trust Company at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

         You also may wire subsequent investments by using the following wire instructions:

                  State Street Bank and Trust Company
                  Boston, MA  02101
                  ABA No. 011000028
                  DDA 4133-408-7
                  Mutual Funds f/b/o Loomis Sayles Investment Trust
                  (Name of Fund)
                  (Your Name)
                  (Your account number)

         Your bank may charge a fee for transmitting funds by wire.

         A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

         The minimum initial investment for the Loomis Sayles Fixed Income Fund, the Loomis Sayles High Yield Fixed Income Fund, and the Loomis Sayles Investment Grade Fixed Income Fund is $3,000,000. The minimum initial investment for the Loomis Sayles Intermediate Duration Fixed Income Fund is $2,000,000. Loomis Sayles Investment Trust reserves the right to waive these minimums in its sole discretion.

         Each subsequent investment must be at least $50,000.

                              HOW TO REDEEM SHARES

         You can redeem shares of each Fund any day the New York Stock Exchange is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.

         Your redemptions generally will be sent to you within seven days after your request is received in good order. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Funds reserve the right to redeem shares in kind.

         You may make redemptions from each Fund by sending a written request that includes the name of the Fund, the exact name(s) in which the shares are registered, your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to State Street Bank and Trust Company at the following address:

         State Street Bank and Trust Company
         P.O. Box 1978
         Boston, MA  02105
         Attention: Loomis Sayles Investment Trust

         If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

         All owners of the shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity).


REDEMPTION BY THE FUNDS. If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.

                           DIVIDENDS AND DISTRIBUTIONS

         The Loomis Sayles Fixed Income Fund and the Loomis Sayles High Yield Fixed Income Fund pay any net investment income to shareholders as dividends annually in December. The Loomis Sayles Intermediate Duration Fixed Income Fund and the Loomis Sayles Investment Grade Fixed Income Fund pay any net investment income to shareholders as dividends monthly. The Funds also distribute all of their net realized capital gains after applying any capital loss carryovers. Any capital gains distributions normally are made annually in December, but may be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

         You may choose to:

-        Reinvest all distributions in additional shares.

-        Receive all distributions in cash.

         If you do not select an option when you open your account, all distributions will be reinvested.


                                TAX CONSEQUENCES

         Because the Funds are designed primarily for tax-exempt investors, such as pension plans, endowments, and foundations, the Funds are not managed with a view to reducing taxes. For federal income tax purposes, if the shareholder is subject to tax, distributions of investment income from each of the Funds are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of short-term capital gains, which result from the sale of securities that a Fund had held for one year or less, are taxable as ordinary income. Properly designated distributions of long-term capital gains, which result from the sale of securities that a Fund had held for more than one year, are taxable as long-term capital gains (generally at a 20% federal income tax rate for non-corporate shareholders).

         Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

         A Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's yield on those securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investment in foreign securities may increase or accelerate a Fund's recognition of income and may affect the timing or amount of a Fund's distributions.

         In addition to income tax on a Fund's distributions, any gain that results if you sell or exchange your shares generally is subject to income tax. You should consult your tax adviser for more information on how an investment in a Fund affects your own tax situation.

                              FINANCIAL HIGHLIGHTS

         The financial highlights tables below are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.


         This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are included in the Funds' annual reports to shareholders, which are available free of charge by calling 888-226-9699.

LOOMIS SAYLES FIXED INCOME FUND


                                                                Fiscal Year Ended
                                      ----------------------------------------------------------------------
                                                                                                                Jan. 17** to
                                      Sept. 30, 1999     Sept. 30, 1998*   Dec. 31, 1997    Dec. 31, 1996       Dec. 31, 1995
                                      --------------     ---------------   -------------    -------------       -------------
Net asset value, beginning of period      $12.47            $12.59            $12.08             $12.08            $10.00
                                          ------            ------            ------             ------            ------
Income from investment operations --

    Net investment income (loss)           0.97              0.57              0.72               0.91              0.53

    Net realized and unrealized gains     (0.27)            (0.62)             0.89               0.27              2.21
    (losses) on investments               ------            ------             ----               ----              ----

      Total from investment operations     0.70             (0.05)             1.61               1.18              2.74
                                           ----             ------             ----               ----              ----

Less distributions --

    Dividends from net investment         (0.82)             0.00             (0.75)             (0.90)            (0.52)
    income

    Distributions from net realized       (0.26)            (0.07)            (0.35)             (0.28)            (0.14)
    capital gains                         ------            ------            ------             ------            ------

      Total distributions                 (1.08)            (0.07)            (1.10)             (1.18)            (0.66)
                                          ------            ------            ------             ------            ------
Net asset value, end of period            $12.09            $12.47            $12.59             $12.08            $12.08
                                          ======            ======            ======             ======            ======

Total return (%)***                         5.8             (0.4)+             13.4               9.8               27.4+

Net assets, end of period (000)          $298,007          $248,329          $173,048           $91,746            $58,332

Ratio of operating expenses to             0.64             0.65++             0.65               0.62             0.75++
average net assets (%)****

Ratio of net investment income (loss)      8.30             7.37++             7.56               7.97             8.15++
to average net assets (%)

Portfolio turnover rate (%)                 22                31+               41                 90                76+

Without giving effect to the expense
limitations:
    Ratio of expenses to average net       0.64              0.68++            0.70               0.62             0.83++
    assets would have been (%)
    Net investment income (loss) per       0.97              0.57              0.72               0.91              0.52
    share would have been ($)



* For the nine months ended September 30, 1998. In 1998, the Funds' fiscal year end changed from December 31 to September 30.

**       Commencement of operations on January 17, 1995.

*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.

**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

+        Periods less than one year are not annualized.

++       Annualized for periods less than one year.

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND

                                                                      Fiscal Year Ended

                                               -------------------------------------------------------------
                                                                                                                 June 5** to
                                                    Sept. 30, 1999      Sept. 30, 1998*      Dec. 31, 1997      Dec. 31, 1996
                                                    --------------      --------------       -------------      -------------
Net asset value, beginning of period                    $8.41               $10.04               $10.16             $10.00
                                                        -----               ------               ------             ------
Income from investment operations --

   Net investment income (loss)                          0.95                0.77                 0.70               0.56

   Net realized and unrealized gains (losses) on         0.35               (2.31)                0.20               0.21
   investments                                           ----               ------                ----               ----

     Total from investment operations                    1.30               (1.54)                0.90               0.77
                                                         ----               ------                ----               ----
Less distributions --

   Dividends from net investment income                 (1.07)               0.00                (0.71)             (0.56)

   Distributions from net realized capital gains        (0.24)              (0.09)               (0.31)             (0.05)
                                                        ------              ------               ------             ------

       Total distributions                              (1.31)              (0.09)               (1.02)             (0.61)
                                                        ------              ------               ------             ------

Net asset value, end of period                          $8.40                $8.41               $10.04             $10.16
                                                        =====                =====               ======             ======

Total return (%)***                                      16.8               (15.5)+               8.8                7.7+

Net assets, end of period (000)                        $25,484              $28,742             $28,872             $3,100

Ratio of operating expenses to average net assets        0.75               0.75++                0.75              0.75++
(%)****

Ratio of net investment income (loss) to average        12.22               10.69++               8.82              9.42++
net assets (%)

Portfolio turnover rate (%)                               57                  39+                  94                 9+

Without giving effect to the expense limitations:
   Ratio of expenses to average net assets would         1.15                1.12++               1.17              2.73++
   have been (%)
   Net investment income (loss) per share would          0.92                0.74                 0.67               0.44
   have been ($)


* For the nine months ended September 30, 1998. In 1998, the Funds' fiscal year end changed from December 31 to September 30.

**       Commencement of operations on June 5, 1996.

*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.

**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

+        Periods less than one year not annualized.

++       Annualized for periods less than one year.

  LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                                    Fiscal Year Ended
                                    -----------------
                                                          Jan. 28* to
                                     Sept. 30, 1999      Sept. 30, 1998
                                     --------------      --------------

Net asset value, beginning of period      $9.87              $10.00
                                          -----              ------
Income from investment operations --

    Net investment income (loss)          0.61                0.41

    Net realized and unrealized          (0.26)              (0.22)
    gains (losses) on investments        ------              ------

       Total from investment              0.35                0.19
       operations                         ----                ----

Less distributions

    Dividends from net                   (0.69)              (0.32)
    investment income

    Distributions from net realized       0.00                0.00
    capital gains                         ----                ----

       Total distributions               (0.69)              (0.32)
                                         ------              ------

Net asset value, end of period            $9.53              $9.87
                                          =====              =====

Total return (%)**                         3.6                1.9+

Net assets, end of period (000)          $14,371            $11,054

Ratio of operating expenses to            0.55               0.55++
average net assets (%)***

Ratio of net investment income (loss)     6.27               6.05++
to average net assets (%)

Portfolio turnover rate (%)                35                 74+

Without giving effect to the expense
limitations:
    Ratio of expenses to average          1.18               1.33++
    net assets would have been (%)

    Net investment income (loss)          0.55                0.35
    per share would have been ($)

*        Commencement of operations on January 28, 1998.

** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.

*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

+        Periods less than one year not annualized.

++       Annualized for periods less than one year.

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                                                                         Fiscal Year Ended
                                       ------------------------------------------------------------------------------
                                                                                                                         July 1** to
                                         Sept. 30, 1999  Sept. 30, 1998*  Dec. 31, 1997  Dec. 31, 1996  Dec. 31, 1995  Dec. 31, 1994
                                         --------------  --------------   -------------  -------------  -------------  -------------
Net asset value, beginning of period         $11.42         $12.06           $11.81         $11.56          $9.57          $10.00
                                             ------         ------           ------         ------          -----          ------
Income from investment operations --

   Net investment income (loss)               0.81           0.61             0.83           0.80            0.75           0.41

   Net realized and unrealized gains         (0.27)         (0.60)            0.37           0.40            2.05          (0.43)
   (losses) on investments                   ------         ------            ----           ----            ----          ------

      Total from investment operations        0.54           0.01             1.20           1.20            2.80          (0.02)
                                              ----           ----             ----           ----            ----          ------
Less distributions --

   Dividends from net investment income      (0.82)         (0.63)           (0.81)         (0.79)          (0.76)         (0.41)

   Distributions from net realized capital   (0.12)         (0.02)           (0.14)         (0.16)          (0.05)          0.00
   gains                                     ------         ------           ------         ------          ------          ----

      Total distributions                    (0.94)         (0.65)           (0.95)         (0.95)          (0.81)         (0.41)
                                             ------         ------           ------         ------          ------         ------

Net asset value, end of period               $11.02         $11.42           $12.06         $11.81          $11.56         $9.57
                                             ======         ======           ======         ======          ======         =====

Total return (%)***                           4.8           (0.0)+             10.6           10.9            30.3          (0.3)+

Net assets, end of period (000)             $146,757       $119,084          $82,964        $51,752        $21,816         $4,649

Ratio of operating expenses to average       0.55          0.55++            0.55           0.55           0.55           0.55++
net assets (%)****

Ratio of net investment income (loss) to     7.15          6.85++            6.97           7.27           7.61           8.18++
average net assets (%)

Portfolio turnover rate (%)                   18             31+              58             74             22            112+

Without giving effect to the expense
limitations:
      Ratio of expenses to average net       0.59           0.65++           0.69           0.70           0.94           1.55++
      assets would have been (%)
      Net investment income (loss) per       0.81           0.60             0.81           0.78           0.71           0.36
      share would have been ($)


* For the nine months ended September 30, 1998. In 1998, the Funds' fiscal year end changed from December 31 to September 30.

**       Commencement of operations on July 1, 1994.

*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.

**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

+        Periods less than one year are not annualized.

++       Annualized for periods less than one year.

                                   APPENDIX A

                     DESCRIPTION OF BOND RATINGS ASSIGNED BY
                              STANDARD & POOR'S AND
                         MOODY'S INVESTORS SERVICE, INC.

                                STANDARD & POOR'S

                                       AAA

         An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                                       AA

         An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                                        A

         An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                                       BBB

         An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                                       BB

         An obligation rated 'BB' is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                                        B

         An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                                       CCC

         An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                                       CC

         An obligation rated 'CC' is currently highly vulnerable to nonpayment.

                                        C

         A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

                                        D

         An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                        r

         This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                      N.R.

         This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                         MOODY'S INVESTORS SERVICE, INC.

                                       Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

         Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

                                        A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                                       Baa

         Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

         Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

         Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                                [back cover page]

  FOR MORE INFORMATION ABOUT THE FUNDS:

         The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds. The SAI and the auditor's report and financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

         In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

         You may get free copies of these materials, request other information about the Funds and other Loomis Sayles Investment Trust Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 888-226-9699.

         You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file number, which is listed at the bottom of this page.


                         Loomis Sayles Investment Trust
                              One Financial Center
                                Boston, MA 02111
                                  888-226-9699
                              www.loomissayles.com






                                File No. 811-8282

LOGO


LOOMIS SAYLES INVESTMENT TRUST                              PROSPECTUS

                                                            FEBRUARY 1, 2000

LOOMIS SAYLES SMALL COMPANY GROWTH FUND
LOOMIS SAYLES SMALL COMPANY VALUE FUND



     Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.


     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY..........................................................1
     General Information.....................................................1
     Loomis Sayles Small Company Growth Fund.................................2
     Loomis Sayles Small Company Value Fund..................................3
     Summary of Principal Risks..............................................5

EXPENSES OF THE FUNDS........................................................8

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
     AND RISK CONSIDERATIONS.................................................9

MANAGEMENT..................................................................15
     Investment Adviser.....................................................15
     Portfolio Managers.....................................................15

GENERAL INFORMATION.........................................................17
     Pricing................................................................17
     How to Purchase Shares.................................................17
     How to Redeem Shares...................................................19
     Dividends and Distributions............................................19
     Tax Consequences.......................................................20

FINANCIAL HIGHLIGHTS........................................................21

                               RISK/RETURN SUMMARY

GENERAL INFORMATION


         Loomis Sayles Investment Trust is a group of nine mutual funds. This Prospectus describes the Loomis Sayles Small Company Growth Fund and the Loomis Sayles Small Company Value Fund.

         The following is a summary of certain key information about the Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this summary.

         This Risk/Return summary describes the Funds' objectives, principal investment strategies, principal risks, and performance. The summary for each Fund includes a short discussion of some of the principal risks of investing in each Fund. A further discussion of these and other principal risks begins after this summary.

         More detailed descriptions of the Funds, including some of the additional risks associated with investing in the Funds, can be found further back in this Prospectus after the Summary of Principal Risks. Please be sure to read this additional information before you invest.

         You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LOOMIS SAYLES SMALL COMPANY GROWTH FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the rest of its assets in larger companies.

         In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.


         The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts and Rule 144A securities.


PRINCIPAL RISKS. Among the principal risks of investing in the Fund are the following:

- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
- derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

PERFORMANCE. No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

LOOMIS SAYLES SMALL COMPANY VALUE FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the rest of its assets in larger companies.

         In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that Loomis Sayles believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

         Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that Loomis Sayles believes have, among other things, attractive price/earnings, price/book, and price/cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that Loomis Sayles believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.


         The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund also may engage in foreign currency hedging transactions and may invest in REITs, Rule 144A securities, and, to the extent permitted by the Investment Company Act of 1940, securities of closed-end investment companies.


PRINCIPAL RISKS. Among the principal risks of investing in the Fund are the following:

- market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
- foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
- currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
- liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and
- management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

PERFORMANCE. No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

                           SUMMARY OF PRINCIPAL RISKS

         The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

MARKET RISK

         This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

         Market risk generally is greater for Funds that invest substantially in small and medium-sized companies, such as the Loomis Sayles Small Company Growth Fund and the Loomis Sayles Small Company Value Fund, since these companies tend to be more vulnerable to adverse developments than large companies.

FOREIGN RISK


         This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.


         The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund that invests in foreign securities could lose its entire investment.

CURRENCY RISK

         This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Each of the Funds is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.


LEVERAGING RISK

         When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Funds may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, each Fund faces this risk.


DERIVATIVES RISK

         Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK

         Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

         Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

CREDIT RISK

         This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each of the Funds may be subject to credit risk to the extent that it invests in fixed income securities or over-the-counter transactions.

         Funds that invest in lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

                              EXPENSES OF THE FUNDS

         The following table presents the expenses that you would pay if you buy and hold shares of a Fund.

         Neither of the Funds imposes a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


-------------------------------------------------------------------------------------------------------------------------
Fund                           Management   Distribution       Other       Total Annual          Fee              Net
                                  Fees      (12b-1) Fees      Expenses    Fund Operating       Waiver/         Expenses*
                                                                             Expenses      Reimbursement*
------------------------------ ------------ ---------------- ------------ ---------------- ------------------- ----------
Loomis Sayles Small
Company Growth Fund               .75%          none           1.42%          2.17%             1.27%             .90%
------------------------------ ------------ ---------------- ------------ ---------------- ------------------- ----------
Loomis Sayles Small
Company Value Fund                .75%          none           .56%           1.31%              .41%             .90%
-------------------------------------------------------------------------------------------------------------------------

* Reflects Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2001.

                                     EXAMPLE

         The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

         This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


-----------------------------------------------------------------------------
Fund                                                    1 year*    3 years*
------------------------------------------------------- ---------- ----------
Loomis Sayles Small Company Growth Fund                   $92        $557
------------------------------------------------------- ---------- ----------
Loomis Sayles Small Company Value Fund                    $92        $375
-----------------------------------------------------------------------------

     * Expenses shown for the Funds include the fee waiver/reimbursement for the first year of each period.

                  MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
                             AND RISK CONSIDERATIONS

      This section provides more information on each Fund's investments and risk considerations. Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of each Fund may be changed without a vote of the Fund's shareholders.

         Except where specifically noted elsewhere in this Prospectus, each of the Funds may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes, each of the Funds may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

COMMON STOCKS AND OTHER EQUITY SECURITIES. Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

         GROWTH STOCKS. Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Loomis Sayles Small Company Growth Fund generally invests a significant portion of its assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

         VALUE STOCKS. Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. The Loomis Sayles Small Company Value Fund generally invests a significant portion of its assets in value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

WHEN-ISSUED SECURITIES. A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction.

RULE 144A SECURITIES. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Investment Trust's trustees, that a particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES. Securities of issuers organized or headquartered outside the United States are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

         A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

         Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and the Fund's income available for distribution.

         In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

         In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS. Foreign currency exchange transactions may allow a Fund to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

         Foreign currency transactions involve costs and may result in losses.

OPTIONS AND FUTURES TRANSACTIONS. Options and futures transactions involve a Fund buying, selling, or writing (or buying or selling futures contracts) on securities, securities indices, or currencies. Funds may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as derivatives and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

         Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

         A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

         The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

         The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

         The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS. In a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

SECURITIES LENDING. Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

         Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.


CLOSED-END INVESTMENT COMPANIES. A closed-end investment company is a fund that does not redeem its shares on a daily basis. As a result, an investment in a closed-end investment company may be less liquid than investments that can be sold any time a Fund decides to sell. Since the value of a closed-end investment company is based on the value of the individual securities it holds, a closed-end investment company's value will fall if the value of its underlying securities decline. As a shareholder in a closed-end investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.

                                   MANAGEMENT

                               INVESTMENT ADVISER

         The Board of Trustees of Loomis Sayles Investment Trust oversees each of the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Co., L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

         Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

         As previously described in the "Expenses of the Funds" section, each Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. During the past fiscal year, the Funds paid the fees shown in the following table to Loomis Sayles. These fees are expressed as a percentage of the Fund's average net assets:


-------------------------------------------------------------------
FUND                                                 MANAGEMENT FEE
---------------------------------------------------- --------------
Loomis Sayles Small Company Growth Fund                   .75%
Loomis Sayles Small Company Value Fund                    .75%
-------------------------------------------------------------------


         Certain expenses incurred by each Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2001.

                               PORTFOLIO MANAGERS

         The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each of these portfolio managers has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES SMALL COMPANY GROWTH FUND. Christopher R. Ely, Philip C. Fine, and David L. Smith, Vice Presidents of Loomis Sayles and of Loomis Sayles Investment Trust, have served as portfolio managers of the Fund since its inception in 1999. Prior to joining Loomis Sayles in 1996, Mr. Ely was senior vice president and portfolio manager, and Mr. Fine and Mr. Smith were vice presidents and portfolio managers, of Keystone Investment Management Company, Inc.

LOOMIS SAYLES SMALL COMPANY VALUE FUND. Joseph R. Gatz and Dawn Alston Paige, Vice Presidents of Loomis Sayles and of Loomis Sayles Investment Trust, have served as portfolio managers of the Fund since 2000. Prior to joining Loomis Sayles in 1999, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors since 1993.

                               GENERAL INFORMATION

                                     PRICING

         The price of each Fund's shares is based on its net asset value ("NAV"). The NAV per share of each Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

         Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at fair value.

         Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these foreign investments may be valued at their fair value.

                             HOW TO PURCHASE SHARES

         You can buy shares of each Fund by submitting a completed application form and payment to State Street Bank and Trust Company at the following address:

         State Street Bank and Trust Company
         P.O. Box 1978
         Boston, MA  02105
         Attention: Loomis Sayles Investment Trust

         For an application form, or if you have questions, you may call Loomis Sayles at 888-226-9699.

         Each Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order. State Street Bank and Trust Company generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange for your shares to be bought or sold at the Fund's NAV on that day.

         Shares of each Fund may be purchased by (1) cash, (2) exchanging securities acceptable to Loomis Sayles, or (3) a combination of such methods. The exchange of securities for shares of the Fund is subject to various restrictions, as described in the Statement of Additional Information.

         All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Funds will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. When you make an investment by check or by periodic account investment, to ensure that your investment has cleared, you will not be permitted to redeem that investment until it has been in your account for 15 days.

         After your account has been established, you may send subsequent investments directly to State Street Bank and Trust Company at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

         You also may wire subsequent investments by using the following wire instructions:

                  State Street Bank and Trust Company
                  Boston, MA  02101
                  ABA No. 011000028
                  DDA 4133-408-7
                  Mutual Funds f/b/o Loomis Sayles Investment Trust
                  (Name of Fund)
                  (Your Name)
                  (Your account number)

         Your bank may charge a fee for transmitting funds by wire.

         A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

         The minimum initial investment for each Fund is $3,000,000. Loomis Sayles reserves the right to waive this minimum in its sole discretion.

         Each subsequent investment must be at least $50,000.

                              HOW TO REDEEM SHARES

         You can redeem shares of each Fund any day the New York Stock Exchange is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.

         Your redemptions generally will be sent to you within seven days after your request is received in good order. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Funds reserve the right to redeem shares in kind.

         You may make redemptions from each Fund by sending a written request that includes the name of the Fund, the exact name(s) in which the shares are registered, your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to State Street Bank and Trust Company at the following address:

         State Street Bank and Trust Company
         P.O. Box 1978
         Boston, MA  02105
         Attention: Loomis Sayles Investment Trust

         If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

         All owners of the shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity).


REDEMPTION BY THE FUNDS. If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.

                           DIVIDENDS AND DISTRIBUTIONS

         The Funds pay any net investment income to shareholders as dividends annually. The Funds also distribute all of their net realized capital gains after applying any capital loss carryovers. Any capital gains distributions normally are made annually in December, but may be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

         You may choose to:

-        Reinvest all distributions in additional shares.

-        Receive all distributions in cash.

         If you do not select an option when you open your account, all distributions will be reinvested.

                                TAX CONSEQUENCES

         Because the Funds are designed primarily for tax-exempt investors, such as pension plans, endowments, and foundations, the Funds are not managed with a view to reducing taxes. For federal income tax purposes, if the shareholder is subject to tax, distributions of investment income from each of the Funds are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of short-term capital gains, which result from the sale of securities that a Fund had held for one year or less, are taxable as ordinary income. Properly designated distributions of long-term capital gains, which result from the sale of securities that a Fund had held for more than one year, are taxable as long-term capital gains (generally at a 20% federal income tax rate for non-corporate shareholders).

         Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

         A Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's yield on those securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investment in foreign securities may increase or accelerate a Fund's recognition of income and may affect the timing or amount of a Fund's distributions.

         In addition to income tax on a Fund's distributions, any gain that results if you sell or exchange your shares generally is subject to income tax. You should consult your tax adviser for more information on how an investment in a Fund affects your own tax situation.

                              FINANCIAL HIGHLIGHTS

         The financial highlights tables below are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.


         This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are included in the Funds' annual reports to shareholders, which are available free of charge by calling 888-226-9699.

LOOMIS SAYLES SMALL COMPANY GROWTH FUND


                                             May 7* to
                                           Sept. 30, 1999
                                           --------------
Net asset value, beginning of period           $10.00
                                                -----
Income from investment operations --

   Net investment income (loss)                (0.01)

   Net realized and unrealized gains            1.68
   (losses) on investments                      ----

      Total from investment operations          1.67
                                                ----
Less distributions --

   Dividends from net investment                0.00
   income

   Distributions from net realized              0.00
   capital gains                                ----

      Total distributions                       0.00
                                                ----
Net asset value, end of period                 $11.67
                                               ------
                                               ------

Total return (%)**                             16.7+

Net assets, end of period (000)               $17,674

Ratio of operating expenses to average         0.90++
net assets (%)***

Ratio of net investment income (loss) to      (0.51)++
average net assets (%)

Portfolio turnover rate (%)                     56+

Without giving effect to the expense
limitations:
   Ratio of expenses to average net            2.17++
   assets would have been (%)
   Net investment income (loss) per            (0.04)
   share would have been ($)


*    Commencement of operations on May 7, 1999.

** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.

*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

+    Periods less than one year are not annualized.

++   Annualized for periods less than one year.

  LOOMIS SAYLES SMALL COMPANY VALUE FUND


                                                          June 30* to
                                                        Sept. 30, 1999
                                                        --------------
Net asset value, beginning of period                         $10.00
                                                             ------
Income from investment operations --

   Net investment income (loss)                                0.02

   Net realized and unrealized gains (losses) on              (0.62)
   investments                                                ------

        Total from investment operations                      (0.60)
                                                              ------
Less distributions --

   Dividends from net investment income                        0.00

   Distributions from net realized capital gains               0.00
                                                               ----
        Total distributions                                    0.00
                                                               ----
Net asset value, end of period                                $9.40
                                                              -----
                                                              -----
Total return (%)**                                            (6.0)+

Net assets, end of period (000)                              $37,891

Ratio of operating expenses to average net asset               0.90++
(%)***

Ratio of net investment income (loss) to average net           0.82++
assets (%)

Portfolio turnover rate (%)                                     36+

Without giving effect to the expense limitations:
   Ratio of expenses to average net assets                     1.31++
   would have been (%)
   Net investment income (loss) per share                      0.01
   would have been ($)



*    Commencement of operations on June 30, 1999.

** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.

*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.

+    Periods less than one year not annualized.

++   Annualized for periods less than one year.

                                [back cover page]

FOR MORE INFORMATION ABOUT THE FUNDS:

     The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds. The SAI and the auditor's report and financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

     In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

     You may get free copies of these materials, request other information about the Funds and other Loomis Sayles Investment Trust Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 888-226-9699.

     You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file number, which is listed at the bottom of this page.


                         Loomis Sayles Investment Trust
                              One Financial Center
                                Boston, MA 02111
                                  888-226-9699
                              www.loomissayles.com



                                File No. 811-8282

   [LOGO]


                             STATEMENT OF ADDITIONAL
                                   INFORMATION


                                                                February 1, 2000

         This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to the Prospectus or Prospectuses of each series ("Fund") of Loomis Sayles Investment Trust dated February 1, 2000, as revised from time to time. Each reference to the Prospectus in this Statement of Additional Information shall include all of the Funds' current Prospectuses, unless otherwise noted. This Statement of Additional Information should be read in conjunction with the applicable Prospectus. A copy of each Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.


LOOMIS SAYLES INVESTMENT TRUST
         Loomis Sayles California Tax-Free Income Fund
         Loomis Sayles Core Fixed Income Fund
         Loomis Sayles Fixed Income Fund
         Loomis Sayles High Yield Fixed Income Fund
         Loomis Sayles Intermediate Duration Fixed Income Fund
         Loomis Sayles Investment Grade Fixed Income Fund
         Loomis Sayles Provident Fund
         Loomis Sayles Small Company Growth Fund
         Loomis Sayles Small Company Value Fund

                                TABLE OF CONTENTS


THE TRUST ..................................................................1

INVESTMENT STRATEGIES AND RISKS ............................................1
         Investment Restrictions ...........................................1
         Investment Strategies .............................................3
         U.S. Government Securities ........................................3
         When-Issued Securities ............................................4
         Zero Coupon Bonds .................................................5
         Repurchase Agreements .............................................5
         Real Estate Investment Trusts .....................................5
         Rule 144A Securities ..............................................6
         Foreign Currency Transactions .....................................6
         Options ...........................................................7
         Small Companies ...................................................8
         California Tax-Exempt Securities...................................8

MANAGEMENT OF THE TRUST ...................................................11

INVESTMENT ADVISORY AND OTHER SERVICES ....................................18

PORTFOLIO TRANSACTIONS AND BROKERAGE ......................................20

DESCRIPTION OF THE TRUST ..................................................23
         Voting Rights ....................................................23
         Shareholder and Trustee Liability ................................24
         How to Buy Shares ................................................25
         Net Asset Value ..................................................25

SHAREHOLDER SERVICES ......................................................25
         Open Accounts ....................................................25
         Redemptions ......................................................26

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS ...............26

FINANCIAL STATEMENTS ......................................................29

CALCULATION OF YIELD AND TOTAL RETURN .....................................30

PERFORMANCE COMPARISONS ...................................................30

PERFORMANCE DATA ..........................................................34

APPENDIX A

         PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION .......36

APPENDIX B

         ADVERTISING AND PROMOTIONAL LITERATURE ...........................40

                                    THE TRUST

         Loomis Sayles Investment Trust (the "Trust") is a diversified, registered, open-end management investment company. The Trust includes nine series (collectively, the "Funds," with each series being known as a "Fund"). The Trust was organized as a Massachusetts business trust on December 23, 1993.

         Shares of the Funds are freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                         INVESTMENT STRATEGIES AND RISKS

         The investment objective and principal investment strategies of each Fund are described in the Prospectus. The investment policies of each Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that the investment objective of each Fund as set forth in the Prospectus and any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or
(ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

INVESTMENT RESTRICTIONS

         In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each Fund (and those marked with an asterisk are fundamental policies of each Fund):

         Each Fund will not:

         *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         *(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)


         *(3) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

         *(4) Change its classification pursuant to Section 5(b) of the 1940 Act from a "diversified" to "non-diversified" management investment company.

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         *(5) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

         *(6) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Funds' use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

         (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

         *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)

         (9) The Funds have other non-fundamental investment parameters, as listed below.

                  LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND

                           The Fund normally will invest at least 80% of its
                  assets in issues rated A or better by Standard & Poor's or Moody's Investors Service, Inc. At the time of purchase, all issues will be rated at least BBB by Standard & Poor's or Baa by Moody's Investors Service, Inc., or, if unrated, determined by Loomis Sayles to be of equivalent quality.

                  LOOMIS SAYLES CORE FIXED INCOME FUND

                           The Fund normally will invest at least 65% of its
                  assets in fixed income securities.

                  LOOMIS SAYLES FIXED INCOME FUND

                           The Fund normally will invest at least 65% of its
                  assets in fixed income securities.

                  LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND

                           The Fund normally will invest at least 65% of its
                  assets in lower rated fixed income securities ("junk bonds").

                  LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                           The Fund normally will invest at least 65% of its
                  assets in fixed income securities and normally will maintain a weighted average duration of two to five years.


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                  LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                           The Fund normally will invest at least 90% of its
                  assets in investment grade fixed income securities.

                  LOOMIS SAYLES PROVIDENT FUND

                           The Fund normally will invest at least 65% of its
                  assets in common stocks and other equity securities.

                  LOOMIS SAYLES SMALL COMPANY GROWTH FUND

                           The Fund normally will invest at least 65% of its
                  assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index and may invest up to 35% of its assets in larger companies.

                  LOOMIS SAYLES SMALL COMPANY VALUE FUND

                           The Fund normally will invest at least 65% of its
                  assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index and may invest up to 35% of its assets in larger companies.

         The Funds intend, based on the views of the staff of the SEC, to restrict their investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

         Although authorized to invest in restricted securities, the Funds, as a matter of non-fundamental operating policy, currently do not intend to invest in such securities, except Rule 144A securities.

INVESTMENT STRATEGIES

         Except to the extent prohibited by a Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing each of the Funds may include investments in the types of securities described below.


U.S. GOVERNMENT SECURITIES

         U.S. Government securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

         U.S. Treasury Bills--U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.


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         U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

         "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

         "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S.
Government.

         The yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.


WHEN-ISSUED SECURITIES

         When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).


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ZERO COUPON BONDS

         Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.


REPURCHASE AGREEMENTS

         Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

REAL ESTATE INVESTMENT TRUSTS

         REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

         Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.


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RULE 144A SECURITIES

         Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

FOREIGN CURRENCY TRANSACTIONS

         Since investment in securities of foreign issuers will usually involve currencies of foreign countries, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between various currencies.

         A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

         Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

         The Funds generally will not enter into forward contracts with a term of greater than one year.

         Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

         Each Fund, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options, and futures.


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OPTIONS


         An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

         If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

         The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

         Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

         An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.


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         An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

         The staff of the SEC has taken the position that over-the-counter options should be treated as illiquid securities for purposes of each Fund's investment restriction prohibiting it from investing more than 15% of its net assets in illiquid securities. The Funds intend to comply with this position.

         Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

SMALL COMPANIES

         Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of funds that invest in companies with smaller capitalizations therefore may fluctuate more widely than market averages.

CALIFORNIA TAX-EXEMPT SECURITIES

         The Loomis Sayles California Tax-Free Income Fund typically invests a substantial portion of its assets in California tax-exempt securities. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives could adversely affect the State of California's ability, and the ability of local governments (such as counties and cities) within California, to raise revenues to meet their financial obligations. The following information is only a brief summary, is not a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California that have come to the attention of the Trust and were available before the date of this Statement of Additional Information. The Trust has not independently verified the accuracy and completeness of the information contained in those statements.

         As used below, "California Tax-Exempt Securities" includes issues secured by a direct payment obligation of the State and obligations of other issuers that rely in whole or in part on State revenues to pay their obligations, the interest on which, in the opinion of issuer's counsel at the time of issuance, is exempt from federal income tax and California personal income tax. Property tax revenues and part of the State's General Fund surplus are distributed to counties, cities, and their various taxing entities; whether and to what extent a portion of the State's General Fund will be so distributed in the future is unclear.

         OVERVIEW. After suffering through a severe recession, since the start of 1994 California's economy has been on a steady recovery. Employment has grown by more than 1,000,000 since 1994.

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         The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, from the late 1980s until 1992-93, the State experienced recurring budget deficits. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated a budget deficit of about $2.8 billion at its peak on June 30, 1993. A further consequence of the large budget imbalances was to significantly reduce the State's available cash resources and require it to use a series of external borrowings to meet its cash needs. Due to the improved California economy, however, the State's finances also have improved. The State's cash position also improved, and no external borrowings occurred over the end of the last four fiscal years. In May 1999, the State Department of Finance projected a balance in the budget reserve at June 30, 1999 of about $1.9 billion. The final 1999-2000 Budget Act estimated that the budget reserve would have a balance of about $880 million on June 30, 2000, which amount does not include an additional $300 million that has been set aside to provide for employee salary increases and litigation reserves. Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors that limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken or other conditions intercede, the State will not experience budget deficits in the future.

         In the early 1990s, the ratings on the State's long-term general obligation bonds were reduced from the "AAA" ratings that existed before the recession. Beginning in 1996, the three major rating agencies raised their ratings of the State's general obligation bonds, which have been assigned ratings of "AA-" by Standard & Poor's Ratings Group, "Aa3" by Moody's Investors Services, Inc., and "AA-" by Fitch IBCA, Inc.

         STATE APPROPRIATIONS LIMIT. Subject to certain exceptions, the State is subject to an annual appropriations limit imposed by its Constitution on "proceeds of taxes." Various expenditures, including but not limited to debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

ISSUES AFFECTING LOCAL GOVERNMENTS AND SPECIAL DISTRICTS

         PROPOSITION 13. Certain California Tax-Exempt Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes for revenue. In 1978, California voters approved Proposition 13, which limits ad valorem real property taxes and restricts the ability of taxing entities to increase property tax and other revenues. With certain exceptions, the maximum ad valorem real property tax is limited to 1% of the value of real property. The value of real property may be adjusted annually for inflation at a rate not exceeding 2% per year, or reduced to reflect declining value, and may also be adjusted when there is a change in ownership or new construction with respect to the property. Constitutional challenges to Proposition 13 to date have been unsuccessful.

         The State, in response to the significant reduction in local property tax revenues as a result of the passage of Proposition 13, enacted legislation to provide local government with increased expenditures from the General Fund. This post-Proposition 13 fiscal relief has ended.

         PROPOSITION 62. This initiative placed further restrictions on the ability of local governments to raise taxes and allocate approved tax revenues. Although some of the California Courts of Appeal held that parts of Proposition 62 were unconstitutional, the California Supreme Court has upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

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         PROPOSITION 218. This initiative places additional and substantial limitations on the ability of California local governments to impose or raise various taxes, assessments, charges, and fees by requiring voter approval of such items. In addition, Proposition 218 clarified the right of local voters to reduce taxes, fees, assessments, or charges. Proposition 218 does not affect the State's ability to levy or collect taxes.

         PROPOSITIONS 98 AND 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives also require that the State establish a prudent reserve fund for public education.

         APPROPRIATIONS LIMIT. Local governmental entities are also subject to annual appropriations limits. If a local government's revenues in any year exceed its limit, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.

         CONCLUSION. The effect of these Constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and it may depend upon whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy.

ADDITIONAL ISSUES.

         MORTGAGES AND DEEDS OF TRUST. The Fund may invest in issues that are secured in whole or in part by mortgages or deeds of trust on real property. California law limits the remedies of a creditor secured by a mortgage or a deed of trust, which may result in delays in the flow of revenues to, and debt service paid by, an issuer.

         LEASE FINANCINGS. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financings are debt that requires voter approval. In August 1998, the California Supreme Court issued a ruling that upheld the legality of these financing methods.

         SEISMIC RISK. It is impossible to predict the time, location, or magnitude of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

                             MANAGEMENT OF THE TRUST

         The trustees of the Trust supervise the affairs of the Trust and have the other responsibilities assigned to them by the laws of The Commonwealth of Massachusetts. The trustees and officers of the Trust, their ages, and their principal occupations during the past five years are as follows:


         CHARLES J. FINLAYSON (60)--Trustee. 66 Till Rock Lane, Norwell, Massachusetts. Retired. Formerly Vice President, General Counsel, Secretary, and Director of Loomis Sayles and Vice President and General Counsel of the Trust.

         TIMOTHY J. HUNT (68)--Trustee. 26 Dennett Road, Marblehead, Massachusetts. Trustee of Loomis Sayles & Company Pension and Profit Sharing Plan. Formerly Vice President and Director of Fixed Income Research for Loomis Sayles.

         DANIEL J. FUSS (66)--President. Vice Chairman and Director, Loomis Sayles.

         ROBERT J. BLANDING (52)--Executive Vice President. 465 First Street West, Sonoma, California. President, Chairman, Director, and Chief Executive Officer, Loomis Sayles.

         MARK W. HOLLAND (50)--Treasurer. Vice President, Finance and Administration and Director of Loomis Sayles.

         SHEILA M. BARRY (54)--Secretary and Compliance Officer. Assistant General Counsel and Vice President, Loomis Sayles. Formerly Senior Counsel and Vice President, New England Funds, L.P.

         WILLIAM F. CAMP (38)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

         CHRISTOPHER R. ELY (44)--Vice President. Vice President, Loomis Sayles. Formerly Senior Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

         QUENTIN P. FAULKNER (60)--Vice President. Vice President, Loomis
Sayles.

         PHILIP C. FINE (50)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

         KATHLEEN C. GAFFNEY (38)--Vice President. Vice President, Loomis
Sayles.

         JEFFREY L. MEADE (49)--Vice President. Executive Vice President, Chief Operating Officer, and Director, Loomis Sayles.

         MICHAEL J. MILLHOUSE (44)--Vice President. 227 W. Monroe Street, Chicago, Illinois. Vice President, Loomis Sayles.

         KENT P. NEWMARK (61)--Vice President. 555 California Street, San Francisco, California. Vice President, Managing Partner, and Director, Loomis Sayles.

         ROBERT K. PAYNE (57)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles.

         DAVID L. SMITH (46)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

         FREDERICK E. SWEENEY, JR. (39)--Vice President. Vice President, Loomis Sayles.

         ANTHONY J. WILKINS (57)--Vice President. Vice President and Director, Loomis Sayles.

         Previous positions during the past five years with Loomis Sayles are omitted if not materially different.

         Except as indicated above, the address of each trustee and officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts. The Trust pays no compensation to its officers or to the trustees listed above who are directors, officers, or employees of Loomis Sayles. Each trustee who is not a director, officer, or employee of Loomis Sayles is compensated at the rate of $10,000 per annum.


                               COMPENSATION TABLE
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999

                (1)                         (2)                (3)                 (4)                (5)
                ---                         ---                ---                 ---                ---
                                                                                                     TOTAL
                                                            PENSION OR                            COMPENSATION
                                                            RETIREMENT          ESTIMATED        FROM TRUST AND
                                         AGGREGATE           BENEFITS            ANNUAL          FUND COMPLEX*
          NAME OF PERSON,              COMPENSATION      ACCRUED AS PART OF   BENEFITS UPON         PAID TO
              POSITION                   FROM TRUST        FUND EXPENSES        RETIREMENT           TRUSTEE
              --------                   ----------        -------------        ----------           -------
Charles J. Finlayson, Trustee              $5,000              N/A                  N/A               $5,000

Timothy J. Hunt, Trustee                   $10,000             N/A                  N/A               $10,000

----------
* No Trustee receives any compensation from any mutual funds affiliated with Loomis Sayles, other than the Trust.

         As of September 30, 1999, the officers and trustees of the Trust do not beneficially own any shares of the Funds.

                                PRINCIPAL HOLDERS

         The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of a Fund's outstanding securities. Information provided in this table is as of December 29, 1999.




SHAREHOLDER                                       ADDRESS                       PERCENTAGE OF SHARES HELD
-----------                                       -------                       -------------------------
LOOMIS SAYLES CALIFORNIA
TAX-FREE INCOME FUND

First American Trust Company, Paul M.        400 First American Center                    14.56%
Davis for Peter Davis                        Nashville, TN  37237-0402

Koeppel Family Trust                         1445 Cabellero Road                          10.03%
                                             Arcadia, CA  91006

Joseph E. & Ellen Mueth                      225 S. Lake Avenue                           6.71%
TTEEs, Mueth Family Trust                    Arcadia, CA  91006

Camille Basha & Connie Vitale JTTE           1015 San Marino Avenue                       6.68%
                                             San Marino, CA  91108

Connie Vitale & Camille Basha JTTE           1015 San Marino Avenue                       6.30%
                                             San Marino, CA  91108

First American Trust Company, Paul M.        400 First American Center                    6.23%
Davis for Peter Davis Family                 Nashville, TN  37237-0402

LOOMIS SAYLES CORE FIXED
INCOME FUND
Asbestos Workers Local #84 Pension           36 East Warner Road                          24.12%
Plan                                         Akron, OH  44319

Crane Plastics Employee Retirement Plan      P. O. Box 1047                               14.16%
                                             Columbus, OH  43216

Sheet Metal Workers Local Union No.          2075 West Big Beaver #520                    11.60%
292 Annuity Fund                             Troy, MI  48084

City of Livonia Retiree Health and           33000 Civic Center Drive                     9.17%
Disability Benefits Plan and Trust           Livonia, MI  48154-3097

Southeastern Michigan Chapter, NECA          25180 Lahser Road                            6.85%
                                             P.O. Box 385
                                             Southfield, MI  48037

Sign, Pictorial & Display Union Local        30700 Telegraph Road                         6.52%
#591 AFL-CIO Display Group                   Suite 2400
Supplemental Pension Fund                    Bingham Farms, MI  48025

Ironworkers Local #340 Supplementary         1533 North Woodward Avenue                   6.07%
Retirement Fund                              Suite 300
                                             Bloomfield Hills, MI  48304

The Wagnalls Memorial Foundation             150 E. Columbus Street                       5.10%
                                             Lithopollis, OH  43136

Michigan Peer Review Organization            40600 Ann Arbor Road                         5.09%
                                             Suite 200
                                             Plymouth, MI  48170-4495

LOOMIS SAYLES FIXED INCOME
FUND
Marsh & McLennan Companies Defined           1166 Avenue of the Americas                  26.46%
Benefit Plan Remainder Unitrust A            New York, NY  10036-2774

Boehringer Ingelheim Corporation             900 Ridgebury Road                           8.76%
                                             Ridgefield, CT  06887

New Hampshire Charitable Foundation          37 Pleasant Street                           7.86%
                                             Concord, NJ  03301-4005

Painters & Allied Trades District Council    25 Colgate Road                              7.38%
#35 Pension Fund                             Roslindale, MA  02131-1105

LOOMIS SAYLES HIGH YIELD
FIXED INCOME
Blue Cross Blue Shield of Massachusetts,     100 Summer Street                            48.77%
Inc. Retirement Income Trust                 Boston, MA  02110

Pomona College                               550 N. College Avenue                        25.33%
                                             Claremont, CA  91711

Energen Corporation Retirement Income        210 Sixth Avenue, North                      16.14%
Plan                                         Birmingham, AL  35203

Worcester Polytechnic Institute              100 Institute Road                           9.20%
                                             Worcester, MA  01609

LOOMIS SAYLES INTERMEDIATE
DURATION FIXED INCOME FUND
Trustees of Clark University                 950 Main Street                              100.00%
                                             Worcester, MA  01610

LOOMIS SAYLES INVESTMENT
GRADE FIXED INCOME FUND
Peabody Essex Museum                         East India Square                            10.90%
                                             Salem, MA  01970

Wichita State University Endowment           1845 Fairmount                               9.38%
Association                                  Wichita, KS  67260

BOST & CO.                                   Mellon Bank, N.A.                            8.50%
                                             Mutual Funds Department
                                             P.O. Box 3198
                                             Pittsburgh, PA  15230-3198

Jupiter & Co.                                P.O. Box 9130                                7.78%
                                             FPG 90
                                             Boston, MA  02117-9130

Local 522 Pension Fund                       139-16 91st Avenue                           7.13%
                                             Jamaica, NY  11435

Braintree Contributory Retirement            71 Cleveland Avenue                          6.74%
System                                       Braintree, MA  02184

FMB Trust Company                            P.O. Box 1596                                6.07%
                                             Baltimore, MD  21203-1596

LOOMIS SAYLES PROVIDENT
FUND
Brockton Health Corp. Endowment              680 Centre Street                            38.23%
                                             Brockton, MA  02402-3395

Brockton Hospital Pension Trust              680 Centre Street                            30.51%
                                             Brockton, MA  02402-3395

Jewish Federation of Rhode Island            130 Sessions Street                          30.01%
                                             Providence, RI  02906

LOOMIS SAYLES SMALL
COMPANY GROWTH FUND
St. Luke's Charitable Health Trust           2999 N. 44th Street                          16.98%
                                             Suite 530
                                             Phoenix, AR  85018

Massachusetts Water Resources                100 First Avenue                             14.58%
Authority Employees Retirement Plan          Charlestown Navy Yard
                                             Charlestown, MA  02129

Town of Plymouth Contributory                11 Lincoln Street                            9.93%
Retirement System                            Plymouth, MA  02360

Westfield Contributory Retirement            59 Court Street                              9.75%
System                                       P.O. Box 106
                                             Westfield, MA  01086-0106

Community Foundation for Southeastern        333 West Fort Street                         9.62%
Michigan                                     Suite 2010
                                             Detroit, MI  48226

Kollmorgen Retirement Plans                  1601 Trapelo Road                            9.42%
                                             Waltham, MA  02451

Wilmington Trust Co. Custodian for           P.O. Box 8882                                6.23%
WBD Stroud TTEE under Article 4th of         Wilmington, DE  19899-8882
the Will of Joan M. Stroud for WBD
Stroud II

Barbara Ann Kamanos Cancer Institute         110 East Warren Avenue                       5.90%
                                             Detroit, MI  48201

Detroit Institute of Arts Founders Society   5200 Woodward Avenue                         5.83%
                                             Detroit, MI  48202

LOOMIS SAYLES SMALL
COMPANY VALUE FUND
Hudson-Webber Foundation                     333 West Fort Street                         54.61%
                                             Detroit, MI  48226

Westfield Contributory Retirement            59 Court Street                              25.67%
System                                       P.O. Box 106
                                             Westfield, MA  01086-0106

Medford Retirement Board                     85 George P. Hassett Drive                   19.72%
                                             Medford, MA  02155

         To the extent that any shareholder listed above beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES


         ADVISORY AGREEMENTS. Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds, and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

         FUND                                                           RATE
         ----                                                           ----
         Loomis Sayles California Tax-Free Income Fund                   .50%
         Loomis Sayles Core Fixed Income Fund                            .35%
         Loomis Sayles Fixed Income Fund                                 .50%
         Loomis Sayles High Yield Fixed Income Fund                      .60%
         Loomis Sayles Intermediate Duration Fixed Income Fund           .40%
         Loomis Sayles Investment Grade Fixed Income Fund                .40%
         Loomis Sayles Provident Fund                                    .50%
         Loomis Sayles Small Company Growth Fund                         .75%
         Loomis Sayles Small Company Value Fund                          .75%

         During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amount of investment advisory fees from each Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for each Fund:

                                          FISCAL YEAR ENDED                FISCAL PERIOD        FISCAL YEAR ENDED
                                              12/31/97                     ENDED 9/30/98*             9/30/99
                                              --------                     --------------             -------

                                           Advisory    Fee Waivers               Fee Waivers            Fee Waivers
                                             Fees      and Expense    Advisory   and Expense  Advisory  and Expense
                  Fund                       ----      Assumptions      Fees     Assumptions    Fees    Assumptions
                  ----                                 -----------      ----     -----------    ----    -----------

Loomis Sayles California Tax-Free Income      $77,450        $117,260    $66,039      $90,006  $100,301     $109,084
Fund
Loomis Sayles Core Fixed Income Fund           44,126         102,202     69,281       85,691   105,164      105,013
Loomis Sayles Fixed Income Fund               574,496          60,854    774,225       51,944 1,389,093            0
Loomis Sayles High Yield Fixed Income         125,297          88,172    147,356       91,510   147,861       98,741
Fund
Loomis Sayles Intermediate Duration               N/A             N/A     29,959       58,465    53,685       84,976
Fixed Income Fund
Loomis Sayles Investment Grade Fixed          244,179          85,697    301,182       77,026   535,492       55,557
Income Fund
Loomis Sayles Provident Fund                  162,506          78,709    102,595       77,607   115,794       81,013
Loomis Sayles Small Company Growth Fund           N/A             N/A        N/A          N/A    27,118       45,778
Loomis Sayles Small Company Value Fund            N/A             N/A        N/A          N/A    57,381       31,229

----------

*    The fiscal year end for each of the Funds changed to September 30 in 1998.

     The Trust pays the compensation of its trustees who are not directors, officers, or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and Prospectuses, including amendments and revisions thereto, annual, semiannual, and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing, and financial reporting, including related clerical expenses.

     Under each advisory agreement, if the total ordinary business expenses of a Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in any Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

     As described in the Prospectuses, Loomis Sayles has agreed to certain additional, voluntary arrangements to limit Fund expenses. These arrangements may be modified or terminated by Loomis Sayles at any time.


     Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

     Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

     Loomis Sayles acts as investment adviser or subadviser to New England Value Fund, New England Strategic Income Fund, New England Star Advisers Fund, New England Star Small Cap Fund, and New England Balanced Fund, which are series of New England Funds Trust I, a registered open-end management investment company; New England High Income Fund, a series of New England Funds Trust II, a registered, open-end management investment company; the Loomis Sayles Balanced Series and the Loomis Sayles Small Cap Series of New England Zenith Fund, a registered open-end management investment company; and Loomis Sayles Funds, a registered open-end management investment company. Loomis Sayles also provides investment advice to certain other open-end management investment companies and numerous other corporate and fiduciary clients.

     The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.


     Certain officers and trustees of the Trust also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Funds outweighs the disadvantages, if any, that might result from these practices.

     CUSTODIAL ARRANGEMENTS. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis.

     INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns, and consults with the Funds as to matters of accounting and federal and state income taxation. The information under the caption "Financial Highlights" included in the Prospectuses has been so included, and the financial statements incorporated by reference herein from the Funds' 1999 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for each Fund, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Loomis Sayles selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing, and settling an order, and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Funds will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker that do not contribute to the best price and execution of the transaction.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker that Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation, and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

     The following tables set forth, for the 1997 and 1999 fiscal years and the 1998 fiscal period (January 1, 1998 through September 30, 1998), respectively,
(1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such period, (2) the dollar amount of transactions on which brokerage commissions were paid during such period that were directed to brokers providing research services ("directed transactions"), and (3) the dollar amount of commissions paid on directed transactions during such period. Funds not listed in a table did not pay brokerage commissions during the relevant period.


                       FISCAL YEAR ENDED DECEMBER 31, 1997

                                                 (1)                  (2)                     (3)
                                              AGGREGATE                                   COMMISSIONS
                                              BROKERAGE             DIRECTED              ON DIRECTED
FUND                                         COMMISSIONS          TRANSACTIONS            TRANSACTIONS
----                                         -----------          ------------            ------------
Loomis Sayles Provident Fund                    $74,893            $4,832,974                $5,353

                     FISCAL PERIOD ENDED SEPTEMBER 30, 1998
                     (January 1, 1998 - September 30, 1998)

                                                 (1)                  (2)                     (3)
                                              AGGREGATE                                   COMMISSIONS
                                              BROKERAGE             DIRECTED              ON DIRECTED
FUND                                         COMMISSIONS          TRANSACTIONS            TRANSACTIONS
----                                         -----------          ------------            ------------
Loomis Sayles Provident Fund                    $67,792           $16,760,122               $17,490

                      FISCAL YEAR ENDED SEPTEMBER 30, 1999

                                                 (1)                  (2)                     (3)
                                              AGGREGATE                                   COMMISSIONS
                                              BROKERAGE             DIRECTED              ON DIRECTED
FUND                                         COMMISSIONS          TRANSACTIONS            TRANSACTIONS
----                                         -----------          ------------            ------------
Loomis Sayles Provident Fund                   $119,910            $4,680,724                $6,324
Loomis Sayles Small Company Growth Fund          $7,859               $72,715                  $120
Loomis Sayles Small Company Value Fund         $408,352              $129,210                  $330

     The table below presents information regarding the securities of the Funds' regular broker-dealers that were held by the Funds as of September 30, 1999.

FUND                                                           MARKET VALUE                    % OF ASSETS
----                                                           ------------                    -----------
Loomis Sayles California Tax-Free Income Fund
   Lehman Brothers Inc.                                          $899,820                            4.81%

Loomis Sayles Core Fixed Income Fund
   Lehman Brothers Inc.                                          $628,359                            2.78%
   Salomon Brothers                                              $100,003                            0.44%

Loomis Sayles Intermediate Duration Fixed Income Fund
   Lehman Brothers Inc.                                          $538,807                            3.74%
   Bear Stearns                                                  $337,355                            2.34%
   Nomura Asset Security Corp.                                   $438,348                            3.04%
   Morgan Stanley                                                $238,865                            1.66%

Loomis Sayles Investment Grade Fixed Income Fund
   Donaldson Lufkin Jenrette                                      $28,164                            0.02%
   Lehman Brothers Inc.                                        $1,530,533                            1.03%
   Salomon Brothers                                               $85,893                            0.06%

Loomis Sayles Small Company Value Fund
   Federated Investors Inc.                                      $317,400                            0.82%

                            DESCRIPTION OF THE TRUST

     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

     The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

     The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

     The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or any Fund upon written notice to the shareholders.

VOTING RIGHTS

     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

     There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

HOW TO BUY SHARES

     The procedures for purchasing shares of each Fund are summarized in the Prospectuses under "General Information-How to Purchase Shares."

NET ASSET VALUE


     The net asset value of the shares of each Fund is determined by dividing that Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in a Fund's portfolio securities that the value of that Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the New York Stock Exchange is expected to be closed on the following weekdays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Equity securities listed on an established securities exchange or on the Nasdaq National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships between securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Board of Trustees on the basis of dealer-supplied quotations or otherwise, although the actual calculations may be made by persons acting pursuant to the direction of the board.


     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of any Fund's portfolio securities occur during such period, then these securities may be valued at their fair value as determined in good faith by or in accordance with procedures approved by the trustees.

                              SHAREHOLDER SERVICES

OPEN ACCOUNTS

     A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by the Trust. Certificates representing shares are issued only upon written request to the Trust but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year the Trust will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

     The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated, or destroyed certificates.

     The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.


REDEMPTIONS

     The procedures for redemption of Fund shares are summarized in the Prospectuses under "General Information--How to Redeem Shares."

     If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to the Trust at 888-226-9699. When a telephone redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder. Telephone redemption requests must be received by the Trust prior to the close of regular trading on the New York Stock Exchange on a day when the Exchange is open for business. Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted by the Trust, and a new request will be necessary.

     In order to redeem shares by telephone, a shareholder either must select this service when completing the Fund application or must do so subsequently in writing. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to the Trust a written request. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust and Loomis Sayles Distributors, L.P. are not responsible for the authenticity of withdrawal instructions received by telephone.

     The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by the Trust in proper form. Proceeds resulting from a written redemption request will normally be mailed to the shareholder within seven days after receipt of a request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where a shareholder has recently purchased shares by check and the check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

     As described in the Prospectuses under "Dividends and Distributions," it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the New York Stock

Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     The Internal Revenue Service ("IRS") requires any Fund to withhold 31% of any redemption proceeds and of any income dividends and capital gain distributions in the following situations:

- If you do not provide a correct, certified taxpayer identification number to the Fund.

- If the IRS notifies the Fund that you have underreported your income in the past and thus are subject to backup withholding.

- If you fail to certify to the Fund that you are not subject to such backup withholding.

     Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter (a) at least 50% of the value of its assets is invested in cash, U.S. Government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issue and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

     Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund (other than "exempt-interest dividends" paid by the Loomis Sayles California Tax-Free Income Fund, as described in its Prospectus) whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gains (generally taxed at a rate of 20% for noncorporate shareholders), without regard to how long the shareholder has held shares of the Fund.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur for shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

     Each Fund may be eligible to make an election under Section 853 of the Code so that its shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the relevant Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder's U.S. tax liability to that amount of U.S. tax that would be imposed on the amount and type of income for which the foreign tax was paid. In addition, a shareholder must hold shares of the Fund (without protection from risk of loss) on the ex-dividend date and for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date in order to be eligible to claim a foreign credit for his or her share of these foreign taxes. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from United States taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

     Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

     Investment by a Fund in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

     Generally a Fund may designate dividends eligible for the dividends-received deduction only to the extent that such dividends are derived from dividends paid to the Fund with respect to which the Fund could have taken the dividends-received deduction if it had been a regular corporation. The dividends-received deduction is not available to non-corporate shareholders, Subchapter S corporations, or corporations that do not hold their shares for at least 46 days during the 90-day period beginning on the date that is 45 days before the ex-dividend date. The dividends-received deduction also is not available with respect to dividends derived from a Fund's investment in foreign securities or REITs.

     Redemptions of each Fund's shares are taxable events, and, accordingly, shareholders may realize gains and losses on these transactions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale or redemption of Fund shares will be treated as short-term capital gain. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be disallowed, in the case of the Loomis Sayles California Tax-Free Income Fund, to the extent of any exempt-interest dividends received by the shareholder and will be treated as a long-term capital loss, in the case of all the Funds, to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

     Dividends and distributions also may be subject to foreign, state, and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty). The IRS recently revised its regulations affecting the application to foreign investors of the back-up withholding tax rules. The new regulations will generally be effective for payments made on or after January 1, 2001 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in each Fund should consult their advisers with respect to the potential application of these new regulations.

                              FINANCIAL STATEMENTS

     The financial statements of each Fund included in the Trust's 1999 Annual Report, filed with the SEC on November 29, 1999, are incorporated by reference to such Report.

                      CALCULATION OF YIELD AND TOTAL RETURN

     YIELD. Yield with respect to a Fund will be computed by dividing the Fund's net investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend-paying portfolio securities. The Funds' yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

     At any time in the future, yields may be higher or lower than past yields, and there can be no assurance that any historical results will continue.

     Investors in the Funds are specifically advised that the net asset value per share of each Fund may vary, just as yields for each Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of a Fund may result in the investor's misunderstanding the total return he or she may derive from that Fund.

     TOTAL RETURN. Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered and assumes that any dividends or capital gain distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                             PERFORMANCE COMPARISONS

     YIELD AND TOTAL RETURN. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each of the Loomis Sayles California Tax-Free Income Fund, the Loomis Sayles Core Fixed Income Fund, the Loomis Sayles Fixed Income Fund, the Loomis Sayles High Yield Fixed Income Fund, the Loomis Sayles Intermediate Duration Fixed Income Fund, and the Loomis Sayles Investment Grade Fixed Income Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Standard & Poor's Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted or straight performance relative to other mutual funds in its broad investment class, and/or
(iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

     VOLATILITY. Each Fund may quote various measures of its volatility and benchmark correlation. In addition, a Fund may compare these measures to those of other funds and indices. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate the extent to which a Fund's returns change in ways similar to those of the benchmark. All measures of volatility and correlation are calculated using averages of historical data. Each Fund may utilize charts and graphs to present its volatility and average annual total return. Each Fund may also discuss or illustrate examples of interest rate sensitivity.

     LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.


     STANDARD & POOR'S MICROPAL, INC. distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Standard & Poor's Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Standard & Poor's Micropal rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Standard & Poor's Micropal classifies mutual funds by investment objective and asset category.


     MORNINGSTAR, INC. distributes mutual fund ratings monthly. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year, and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

     STANDARD & POOR'S SELECT FUNDS are funds selected by Standard & Poor's that have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style, along with having investment management attributes that are consistent with the fund's investment style. Select Fund designation is based on a six-month moving average of three years of absolute and volatility-adjusted performance. A Select Fund designation does not address the market risk, credit risk, or counterparty risk of a fund, nor does it address a fund's suitability as a counterparty or obligor.

     VALUE LINE INVESTMENT SURVEY is an investment advisory service that ranks approximately 1,700 stocks for "timeliness" and safety. Using a computerized model based on earnings momentum, Value Line projects which stocks will have the best or worst relative price performance over the next 6 to 12 months. In addition, each stock is assigned a risk rating, which identifies the volatility of a stock's price behavior relative to the market average. The service also ranks all major industry groups for timeliness.

     CDA/WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

     CONSUMER PRICE INDEX. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     DOW JONES INDUSTRIAL AVERAGE. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks.


     LEHMAN BROTHERS FIVE YEAR MUNICIPAL BOND INDEX. The Lehman Brothers Five Year Municipal Bond Index is computed from prices on approximately 6,100 bonds that have a maturity range of 4-6 years. The Index consists of approximately 23% revenue bonds, 24% general obligation bonds, 41% insured bonds, and 12% pre-refunded bonds. Index returns have not been reduced for ongoing management and operating expenses applicable to mutual funds investments.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX. The Lehman Brothers Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX. The Lehman Brothers Government/Corporate Intermediate Bond Index consists of those bonds held within the Lehman Brothers Government/Corporate Bond Index that have an average maturity of 1-10 years.

     LEHMAN BROTHERS 1-3 YEAR GOVERNMENT INDEX. The Index consists of fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

     LEHMAN BROTHERS GOVERNMENT BOND INDEX. The Lehman Brothers Government Bond Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies or quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

     LEHMAN BROTHERS MUNICIPAL BOND INDEX. The Lehman Brothers Municipal Bond Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds, and 13% pre-refunded bonds.

     MSCI-EAFE INDEX. The MSCI-EAFE Index contains over 1,000 stocks from 20 different countries with Japan (approximately 50%), the United Kingdom, France, and Germany being the most heavily weighted.

     MSCI-EAFE EX-JAPAN INDEX. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

     MERRILL LYNCH DOMESTIC MASTER INDEX. The Merrill Lynch Domestic Master Index is comprised of U.S. investment grade fixed income securities. The Index includes U.S. Treasury Notes and Bonds, U.S. Agency securities, mortgage pass-through securities, and corporate securities.

     MERRILL LYNCH HIGH YIELD MASTER INDEX. The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and a rating of less than BBB/Baa3 but not in default.

     RUSSELL 2000 INDEX. The Russell 2000 Index is comprised of the 2,000 smallest companies included in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market.

     SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX. The Salomon Brothers World Government Bond Index includes a broad range of institutionally traded fixed-rate government securities issued by the national governments of 17 countries, including the United States. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds), and private-placement type securities.


     STANDARD & POOR'S/BARRA GROWTH INDEX. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S/BARRA VALUE INDEX. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S ("S&P") MID-CAP 400 INDEX. The S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is market-weighted (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrial, utility, financial, and transportation stocks, in size order.

     STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation, and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

     From time to time, articles about the Funds regarding performance, rankings, and other characteristics of the Funds may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Funds' promotional literature. For additional information about the Funds' advertising and promotional literature, see Appendix B.

                               PERFORMANCE DATA*

     The manner in which total return and yield of the Funds will be calculated for public use is described above. The table summarizes the calculation of total return and yield for the Funds, where applicable, (i) for the one-year period ended September 30, 1999, (ii) for the three-year period ended September 30, 1999, (iii) for the five-year period ended September 30, 1999, (iv) from modified inception through September 30, 1999, and (v) from actual inception (as listed below) through September 30, 1999.

                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                     ---------------------------
                                                                     FOR THE
                                                          FOR THE     THREE-      FOR THE      FROM          FROM
                                              CURRENT     ONE-YEAR     YEAR      FIVE-YEAR    MODIFIED      ACTUAL
                                                SEC       PERIOD      PERIOD      PERIOD     INCEPTION**   INCEPTION***
                                              YIELD AT     ENDED       ENDED       ENDED       THROUGH      THROUGH
                                              9/30/99     9/30/99     9/30/99     9/30/99      9/30/99      9/30/99
FUND                                          -------     -------     -------     -------      -------      -------
----
Loomis Sayles California Tax-Free Income         4.56%       0.56%       5.11%         N/A          N/A        5.11%
Fund
Loomis Sayles Core Fixed Income Fund             6.46%      (1.37%)      6.20%         N/A        6.25%        6.03%
Loomis Sayles Fixed Income Fund                  8.55%       5.83%       7.99%         N/A       11.43%       11.54%
Loomis Sayles High Yield Fixed Income Fund      12.03%      16.75%       3.64%         N/A        4.45%        4.45%
Loomis Sayles Intermediate Duration Fixed        7.11%       3.61%         N/A         N/A        3.08%        3.31%
Income Fund
Loomis Sayles Investment Grade Fixed Income      7.63%       4.76%       7.06%      10.61%          N/A       10.25%
Fund
Loomis Sayles Provident Fund                       N/A      31.66%      21.88%         N/A          N/A       18.33%
Loomis Sayles Small Company Growth Fund            N/A         N/A         N/A         N/A       19.33%       16.70%
Loomis Sayles Small Company Value Fund             N/A         N/A         N/A         N/A          N/A      (6.00%)

----------
   * Performance (for other than the one-year period for the Loomis Sayles Fixed Income Fund) would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:

                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                     ---------------------------
                                                                     FOR THE
                                                          FOR THE     THREE-      FOR THE      FROM          FROM
                                              CURRENT     ONE-YEAR     YEAR      FIVE-YEAR    MODIFIED      ACTUAL
                                                SEC       PERIOD      PERIOD      PERIOD     INCEPTION**   INCEPTION***
                                              YIELD AT     ENDED       ENDED       ENDED       THROUGH      THROUGH
                                              9/30/99     9/30/99     9/30/99     9/30/99      9/30/99      9/30/99
FUND                                          -------     -------     -------     -------      -------      -------
----
Loomis Sayles California Tax-Free Income         3.97%       0.01%       4.20%         N/A          N/A        4.23%
Fund
Loomis Sayles Core Fixed Income Fund             5.99%      (1.86%)      5.10%         N/A        5.28%        5.07%
Loomis Sayles Fixed Income Fund                  8.55%       5.83%       7.96%         N/A       11.38%       11.49%
Loomis Sayles High Yield Fixed Income Fund      11.63%      15.85%       2.00%         N/A        2.92%        2.95%
Loomis Sayles Intermediate Duration Fixed        6.49%       3.20%         N/A         N/A        2.34%        2.58%
Income Fund
Loomis Sayles Investment Grade Fixed Income      7.61%       4.49%       6.83%      10.15%          N/A        9.81%
Fund
Loomis Sayles Provident Fund                       N/A      31.20%      21.39%         N/A          N/A       17.73%
Loomis Sayles Small Company Growth Fund            N/A         N/A         N/A         N/A       17.81%       15.22%
Loomis Sayles Small Company Value Fund             N/A         N/A         N/A         N/A          N/A       (6.39%)


   **  Modified inception dates are as follows:

       Loomis Sayles Core Fixed Income Fund                   April 30, 1996
       Loomis Sayles Fixed Income Fund                        January 31, 1995
       Loomis Sayles High Yield Fixed Income Fund             June 30, 1996
       Loomis Sayles Intermediate Duration Fixed Income Fund  January 31, 1998
       Loomis Sayles Small Company Growth Fund                May 31, 1999


  ***  Actual Inception Dates:

       Loomis Sayles California Tax-Free Income Fund          June 1, 1995
       Loomis Sayles Core Fixed Income Fund                   April 24, 1996
       Loomis Sayles Fixed Income Fund                        January 17, 1995
       Loomis Sayles High Yield Fixed Income Fund             June 5, 1996
       Loomis Sayles Intermediate Duration Fixed Income Fund  January 28, 1998
       Loomis Sayles Investment Grade Fixed Income Fund       July 1, 1994
       Loomis Sayles Provident Fund                           October 1, 1995
       Loomis Sayles Small Company Growth Fund                May 7, 1999
       Loomis Sayles Small Company Value Fund                 June 30, 1999

                                   APPENDIX A
           PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates
Adam Smith's Money World
America Online
Anchorage Daily News
Atlanta Constitution
Atlanta Journal
Arizona Republic
Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's
Bergen County Record (NJ)
Bloomberg Business News
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CDA Investment Technologies
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Fee Adviser

Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World
Fitch Insights
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(the) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
LA Times
Leckey, Andrew (syndicated column)
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money Magazine
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News
Mutual Funds Magazine
National Public Radio
National Underwriter
NBC and affiliates
New England Business

New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UP
US News and World Report
USA Today
USA TV Network

Value Line
Wall Street Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
World Wide Web
Worth Magazine
WRKO

                                   APPENDIX B
                     ADVERTISING AND PROMOTIONAL LITERATURE

     Loomis Sayles Investment Trust's advertising and promotional material may include, but is not limited to, discussions of the following information:

     Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs

     Loomis Sayles Investment Trust's and Loomis, Sayles & Company, L.P.'s
Website

     Loomis Sayles Publications, including fact sheets for each Fund

     Characteristics of Loomis Sayles, including the number and locations of its offices, its investment practices and clients, and assets under management

     Specific and general investment philosophies, strategies, processes, and techniques

     Specific and general sources of information, economic models, forecasts, and data services utilized, consulted, or considered in the course of providing advisory or other services

     Industry conferences at which Loomis Sayles participates

     Current capitalization, levels of profitability and other financial information

     Identification of portfolio managers, researchers, economists, principals, and other staff members and employees and descriptions of Loomis Sayles' resources devoted to such staff

     The specific credentials of the above individuals, including but not limited to previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards, and honors

     Specific identification of, and general reference to, current individual, corporate, and institutional clients, including pension and profit sharing plans

     Current and historical statistics relating to:

                  -total dollar amount of assets managed
                  -Loomis Sayles assets managed in total and by Fund -the growth of assets
                  -asset types managed

     Loomis Sayles tag line -- "Listening Harder, Delivering More" -- and statements that and examples of how Loomis Sayles Investment Trust listens to its clients and works hard to deliver results that exceed their expectations.

     References may be included in Loomis Sayles Investment Trust's advertising and promotional literature about 401(k) and retirement plans that offer the Funds. The information may include, but is not limited to:

     Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors, and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants, and firms with whom Loomis Sayles may or may not have a relationship.

     Specific and general reference to comparative ratings, rankings, and other forms of evaluation as well as statistics regarding the Funds as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations, and publications.

PART C.  OTHER INFORMATION

Item 23.  EXHIBITS

(a)       Agreement and Declaration of Trust. (4)

(b)       By-Laws. (4)

(c)       Not applicable.

(d)(1) Investment Advisory Agreement between the Registrant, on behalf of its Loomis Sayles California Tax-Free Income Fund, and Loomis, Sayles & Company, L.P. (1)

(d)(2) Investment Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Core Fixed Income Fund, and Loomis, Sayles & Company, L.P. (1)

(d)(3) Investment Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Provident Fund, formerly known as the Loomis Sayles Core Growth Fund, and Loomis, Sayles & Company, L.P. (1)

(d)(4) Investment Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Fixed Income Fund, and Loomis, Sayles & Company, L.P.
          (1)

(d)(5) Investment Advisory Agreement between the Registrant, on behalf of its Loomis Sayles High Yield Fixed Income Fund, and Loomis, Sayles & Company, L.P. (1)

(d)(6) Investment Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Intermediate Duration Fund, and Loomis, Sayles & Company, L.P. (5)

(d)(7) Investment Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Investment Grade Fixed Income Fund, and Loomis, Sayles & Company, L.P. (1)

(d)(8) Investment Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Small Company Growth Fund, and Loomis, Sayles & Company, L.P. (6)

(d)(9) Investment Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Small Company Value Fund, and Loomis, Sayles & Company, L.P. (7)

(e)       Not applicable.

(f)       Not applicable.

(g)(1)    Custodian Agreement. (4)

(g)(2) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement and Transfer Agency and Service Agreement to Loomis Sayles Small Company Growth Fund is filed herein.

(g)(3) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement and Transfer Agency and Service Agreement to Loomis Sayles Small Company Value Fund is filed herein.

(g)(4) Form of Letter Agreement relating to Custodian Agreement for Loomis Sayles California Tax-Free Income Fund is filed herein.

(g)(5) Form of Letter Agreement relating to Custodian Agreement for Loomis Sayles Core Fixed Income Fund, Loomis Sayles High Yield Fixed Income Fund, and Loomis Sayles Intermediate Duration Fixed Income Fund is filed herein.

(g)(6) Form of Letter Agreement relating to Custodian Agreement for Loomis Sayles Provident Fund to be filed by amendment.

(h)(1)    Form of Transfer Agency Agreement. (4)

(h)(2) See Exhibit (g)(2) for Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Transfer Agency and Service Agreement to Loomis Sayles Small Company Growth Fund.

(h)(3) See Exhibit (g)(3) for Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Transfer Agency and Service Agreement to Loomis Sayles Small Company Value Fund.

(h)(4) Transfer Agency Agreement relating to Loomis Sayles Fixed Income Fund to be filed by amendment.

(i)       Opinion and Consent of Counsel is filed herein.

(j)       Consent of PricewaterhouseCoopers LLP is filed herein.

(k)       Not applicable.

(l)       Not applicable.

(m)       Not applicable.

(n)       Not applicable.

(o)(1)    Power of Attorney for Daniel J. Fuss. (3)

(o)(2)    Powers of Attorney for Charles J. Finlayson and Timothy J. Hunt. (8)


--------------------------------------------------------------------------------
(1) Incorporated by reference to the Exhibit to Amendment No. 8 to the Registrant's Registration Statement under the Investment Company Act of 1940 filed with the SEC on November 13, 1996.

(2) Incorporated by reference to the Exhibit to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on March 7, 1997.

(3) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on September 5, 1997.

(4) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 2 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on April 21, 1998.

(5) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 3 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on November 30, 1998.

(6) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 4 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on January 8, 1999.

(7) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 5 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on March 3, 1999.

(8) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on November 19, 1999.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

Item 25.  INDEMNIFICATION

Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a) hereto) and Article 4 of the Registrant's By-Laws (Exhibit (b) hereto) provide for indemnification of its trustees and officers. The effect of these provisions is to provide indemnification for each of the Registrant's trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such trustee or officer may be involved by reason of being or having been a trustee or officer, except with respect to any matter as to which such trustee or officer shall have been adjudicated not to have acted in good faith and in the reasonable belief that such trustee's or officer's action was in the best interest of the Registrant, and except that no trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee's or officer's office.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the investment adviser of the Registrant, provides investment advice to the 19 series of the Loomis Sayles Funds, six series of New England Funds Trust I, one series of New England Funds Trust II, and two series of New England Zenith Funds, all of which are registered investment companies, and to other registered investment companies, organizations, and individuals.

The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Inc., One Financial Center, Boston, Massachusetts 02111.


Item 27.  PRINCIPAL UNDERWRITERS

Not applicable.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

The following companies maintain possession of the documents required by the specified rules:

(a)      Registrant
         Rule 31a-1(b)(4), (9), (10), (11)
         Rule 31a-2(a)

(b)      State Street Bank and Trust Company
         225 Franklin Street
         Boston, MA  02110
         Rule 31a-1(a)
         Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)
         Rule 31a-2(a)

(c)      Loomis, Sayles & Company, L.P.
         One Financial Center
         Boston, MA  02111
         Rule 31a-1(f)
         Rule 31a-2(e)

Item 29.  MANAGEMENT SERVICES

Not applicable.


Item 30.  UNDERTAKINGS

Not applicable.

                              * * * * * * * * * * *

                                     NOTICE

     A copy of the Agreement and Declaration of Trust of the Registrant is on file with the Secretary of The Commonwealth of Massachusetts and the Clerk of the City of Boston and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and by its Trustees as trustees and not individually and that the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, The Commonwealth of Massachusetts, on the 26th day of January, 2000.


                                        LOOMIS SAYLES INVESTMENT TRUST


                                        By:     DANIEL J. FUSS*
                                           ------------------------------------
                                                Daniel J. Fuss
                                                President


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                            TITLE                   DATE

DANIEL J. FUSS*                      President               January 26, 2000
---------------------------
Daniel J. Fuss


CHARLES J. FINLAYSON*                Trustee                 January 26, 2000
---------------------------
Charles J. Finlayson


TIMOTHY J. HUNT*                     Trustee                 January 26, 2000
---------------------------
Timothy J. Hunt


MARK W. HOLLAND                      Treasurer               January 26, 2000
---------------------------
Mark W. Holland


*By:   MARK W. HOLLAND
       ---------------------------
       Mark W. Holland
       Attorney-in-fact
       January 26, 2000

                                INDEX TO EXHIBITS


EXHIBIT NO.                    DESCRIPTION

(g)(2) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement and Transfer Agency and Service Agreement to Loomis Sayles Small Company Growth Fund.

(g)(3) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement and Transfer Agency and Service Agreement to Loomis Sayles Small Company Value Fund.

(g)(4) Form of Letter Agreement relating to Custodian Agreement for Loomis Sayles California Tax-Free Income Fund.

(g)(5) Form of Letter Agreement relating to Custodian Agreement for Loomis Sayles Core Fixed Income Fund, Loomis Sayles High Yield Fixed Income Fund, and Loomis Sayles Intermediate Duration Fixed Income Fund.

(i)       Opinion and Consent of Counsel.

(j)       Consent of PricewaterhouseCoopers LLP.


                                      -7-